Celgene Corporation 86 Morris Avenue Summit, NJ 07901 Telephone: 908-673-9000 Facsimile: 908-673-2771

PHARMACY DISTRIBUTION AND SERVICES AGREEMENT

THIS PHARMACY DISTRIBUTION AND SERVICES AGREEMENT (“Agreement”) is made effective as of the 1st day of July 2013 (“Effective Date”) between:

CELGENE CORPORATION

86 Morris Avenue

Summit, New Jersey 07901

(together with its subsidiaries and affiliates hereinafter collectively, “Celgene”),

and

DIPLOMAT SPECIALTY PHARMACY

4100 South Saginaw Street

Flint, MI 48507

(hereinafter, “Pharmacy”).

WHEREAS, Celgene is authorized to market and sell Revlimid® (lenalidomide) and Pomalyst® (pomalidomide) in the United States of America and its territories; and

WHEREAS, Celgene desires to appoint certain pharmacy distributors to provide quality services to Customers (as defined herein) and to provide data reporting and other services to Celgene; and

WHEREAS, Celgene and Pharmacy wish to enter into this Agreement under which Pharmacy, registered under POMALYST REMS™ and REVLIMID REMS™ and (as defined below) will distribute and sell Revlimid® (lenalidomide) and/or Pomalyst® (pomalidomide) to Customers and will provide data reporting and other services to Celgene.

NOW THEREFORE, in consideration of the promises and mutual covenants herein contained in this Agreement, the parties hereby agree as follows:

Diplomat Specialty Pharmacy — Celgene PDSA

* Information redacted pursuant to a confidential treatment request by Diplomat Pharmacy, Inc. under 5 U.S.C. §552(b)(4) and Rule 406 under the Securities Act of 1933 and submitted separately with the Securities and Exchange Commission.

1.                                      DEFINITIONS

For purposes of this Agreement the following terms shall have the following meanings:

1.1                               “Adverse Drug Experience” or “ADE” shall have the meaning set forth in 21 CFR 314.80 as well as any occurrence of an elevated Beta HCG or positive urine pregnancy tests, or a pregnancy or a possible exposure of a pregnant woman, whether involving a Customer or partner of a male Customer or a pregnant female who comes into contact with the Product while dispensing. Furthermore:

(a)                                 the term “Adverse Drug Experience” or “ADE” shall also include cases of special situations, as required by Guidelines on good pharmacovigilance practices: Module VI - Management and reporting of adverse reactions to medicinal products, which requires companies with marketed products centrally authorized by the EMA to report situations such as, by way of example only, outcome of use of medicinal product during pregnancy, adverse reaction during breastfeeding, use of product in children, reports of lack of efficacy, suspected transmission of infectious agents, reports of overdose, abuse, misuse, medication error, and reports from compassionate/named-patient use; and,

(b)                                 the term “suspected to be associated with the use of” shall mean the causal relationship between the medicinal product and the adverse drug experience is considered at least a reasonable possibility.

1.2                               “Affiliates” shall mean, with respect to a given party, any corporation, firm, partnership or other entity that directly or indirectly controls or is controlled by or is under common control with such party. For purposes of this Section 1.2, “control” shall mean direct or indirect ownership of greater than fifty percent (50%) of the equity having the power to vote on or direct the affairs of the entity.

1.3                               “Assignment of Benefits” shall mean the assignment of a patient’s health care benefits by a Customer to Pharmacy.

1.4                               “Certified Counselor” shall mean a licensed healthcare professional certified by Celgene as a counselor for POMALYST REMS™ and REVLIMID REMS™ programs and who is either a: Doctor of Osteopathy (“D.O.”); Licensed Practical Nurse (“LPN”); Pharmacist (“R.Ph.”); Pharmacy Intern; Physician (“M.D.”); Physician Assistant (“P.A.”); or Registered Nurse (“RN”).

1.5                               “Certified Prescriber” shall mean a licensed healthcare professional who is licensed to prescribe medication and certified in the POMALYST REMS™ and REVLIMID REMS™ programs.

1.6                               “Customers” shall mean persons who are prescribed Product(s) by a Certified Prescriber.

1.7                               “Database” shall have the meaning set forth in Section 5.1.

Diplomat Specialty Pharmacy — Celgene PDSA

1.8                               “Dispensing Site” shall mean Pharmacy’s facility(ies) that fill and ship prescriptions, listed on Schedule 1.8, attached hereto, as may be amended from time to time by upon mutual agreement of the parties, after being properly certified in POMALYST REMS™ and REVLIMID REMS™ (for clarity, a Dispensing Site that has been certified for only REVLIMID REMS™ may dispense only Revlimid®, a Dispensing Site that has been certified for only POMALYST REMS™ may dispense only Pomalyst®, and a Dispensing Site that has been certified in both POMALYST REMS™ and REVLIMID REMS™ may dispense either or both). In the case of physician networks who are dispensing, it shall be responsible for placing and receiving orders of Product(s), administration, and record keeping, as well as certifying itself and any of its other Dispensing Sites and implementing POMALYST REMS™ and REVLIMID REMS™.

1.9                               “EMA” shall mean the European Medicines Agency.

1.10                        “FDA” shall mean the United States Food and Drug Administration.

1.11                        “High Risk Deviation” shall mean any action taken by the Pharmacy that is inconsistent or non-compliant with any provision, or part thereof, of POMALYST REMS™ and REVLIMID REMS™ which or which may (i) increases the risk of fetal exposure; or (ii) occurs on a consistent basis which evidences a negligent or willful disregard by the Pharmacy to the requirements of POMALYST REMS™ and REVLIMID REMS™. Any High Risk Deviation by Pharmacy shall be considered a material breach of the terms of this Agreement.

1.12                        “Pharmacist” shall mean an individual who is currently licensed by the state in which he/she is practicing to engage in the practice of preparing, preserving, compounding and dispensing medical drugs.

1.13                        “Pharmacy” shall be the corporate entity(ies) at Pharmacy responsible for placing and receiving orders of Product(s), administration, and record keeping, as well as certifying itself and all of its Dispensing Sites and implementing POMALYST REMS™ and REVLIMID REMS™ Programs. Pharmacy may also fill and ship prescriptions.

1.14                        “Pharmacy Intern” shall mean an individual who is currently licensed by the state in which he/she is practicing to engage in the practice of pharmacy while under the personal supervision of a Pharmacist and is enrolled in a professional degree program of an accredited school or college of pharmacy and is satisfactorily progressing towards meeting requirements for licensure as a Pharmacist.

1.15                        “Product” shall mean Celgene’s Pomalyst® (pomalidomide) or Revlimid® (lenalidomide), and “Products” shall mean Celgene’s Revlimid® (lenalidomide) and Pomalyst® (pomalidomide).

1.16                        “Regulatory Authority” shall mean any governmental authority, agency or other instrumentality having regulatory responsibility, control or oversight over the manufacture, use, labeling, packaging, shipping, distribution, dispensing or destruction of the Product.

Diplomat Specialty Pharmacy — Celgene PDSA

1.17                        “POMALYST REMS™ and REVLIMID REMS™” shall mean the controlled distribution program and component of the Risk Evaluation Mitigation Strategies (“REMS”) program specifically tailored to the sale and distribution of Product(s) Revlimid® and Pomalyst®, respectively, under which trained Certified Pharmacists or other qualified employees of Pharmacy will provide certain services, including but not limited to, required education and counseling to Customers, in addition to approved Product information including targeted medical and Customer education, medical treatment guidelines, and the need for pregnancy testing, as more fully detailed in the Revlimid® (lenalidomide) and REVLIMID REMS™ and Pomalyst® (pomalidomide) and POMALYST REMS™ and Celgene-Contracted Pharmacy Distribution Program Requirements document (“Requirements Document”), attached as Schedule 1.17, which may be updated from time to time by Celgene, at its sole discretion. In the event the Requirements Document is updated, Celgene shall inform Pharmacy within ten (10) business days, and allow Pharmacy thirty (30) days to meet requirements of the updated Requirements Document, unless a shorter time frame is necessary to meet Regulatory Authority requirements.

1.18                        “SOP” shall mean the written standard operating procedures, specifications and instructions, mutually agreed upon by the parties, which may be updated from time to time, upon the sole discretion of the party who the owns the SOP.

1.19                        “Territory” shall mean the United States of America and its territories.

2.                                      PRODUCT ORDERS, SHIPMENT, AND HANDLING

2.1                               Orders. The parties hereto agree that, during the Term, as defined below, Pharmacy shall purchase Revlimid® (lenalidomide), Pomalyst® (pomalidomide), and Thalomid® (thalidomide) directly and exclusively from Celgene at the commercial prices in effect at the time of order, and, subject to the right of Celgene to allocate supplies of Product(s) under Section 2.6, Pharmacy has the option to purchase Vidaza® and Istodax® directly from Celgene at the commercial prices in effect at the time of order, Celgene shall supply Product(s) to Pharmacy, for sale and distribution to Customers. Pharmacy shall order Product(s) by phone, email, EDI or fax from Celgene in such quantities as are necessary to meet the demand for Product from Customers. All orders shall be firm, and Pharmacy may not change or cancel an order without the prior written approval from Celgene. All purchases of Product(s) by Pharmacy shall be on the terms and conditions set forth in this Agreement. No purchase order, invoice or other form shall be deemed to vary the terms of this Agreement.

2.2                               Shipment by Celgene. Celgene shall ship Product(s) to Pharmacy by means of transportation (commercial truck or better) determined by Celgene and at Celgene’s cost. While Celgene shall use reasonable efforts to avoid any delay in delivering Product(s) on the delivery dates agreed upon by the parties, Celgene shall not be liable to Pharmacy for late delivery.

Diplomat Specialty Pharmacy — Celgene PDSA

2.3                               Storage; Handling of Product(s); Inventory Accountability. Pharmacy shall unload each shipment of Product(s) immediately upon receipt from Celgene in accordance with the applicable Pharmacy SOP. Pharmacy may transport Product(s) to a Dispensing Site for storage and distribution; however, there shall be no transfer of Product(s) between Dispensing Sites. Pharmacy shall use storage facilities and storage conditions for Product(s) in compliance with applicable Celgene SOPs. Pharmacy shall at all times handle, store and distribute Product(s) in accordance with applicable Celgene SOPs which shall incorporate by this reference the handling and storage provisions in the package labeling for Product(s). Pharmacy shall keep an inventory log of the Product(s), by strength, reflecting its on-hand inventory, at all times. Pharmacy shall provide Celgene a Product(s) inventory report, quarterly, of all Celgene products. Inventory reports will be sent to Celgene within 5 days after the Date of Count (the “Date of Count” means that day which is always fifteenth (15th) day of the 2nd month in the calendar quarter, i.e. February 15th, May 15th, August 15th, November 15th). A physical inventory count will be conducted by Pharmacy every six (6) months. Physical inventory reports will be sent to Celgene within five (5) days of the Date of Count prior to June 30th and December 31st, The inventory report template is detailed in Schedule 2.3. Pharmacy shall be responsible for all costs associated with storage, handling and shipment of Product(s) from the Pharmacy/Dispensing Site to the Customer.

2.4                               Inspection of Product(s); Remedies and Procedures for Defects. Pharmacy shall carefully examine Product(s) upon delivery and shall notify Celgene within five (5) business days of any non-delivery of a portion of a shipment or any defect in any Product(s) that is reasonably discoverable upon visual inspection of the Product(s), without unloading individual shipping units. Along with notice of any defect, Pharmacy shall furnish to Celgene a detailed description of the nature of the defect. Upon receipt of notice of any defect or non-delivery, Celgene, at its option, shall (a) replace any defective Product(s), (b) issue Pharmacy a credit in the amount of the purchase price paid for any defective Product(s), or (c) replace, or issue Pharmacy a credit in the amount of purchase price paid for, any undelivered Product(s). Except as set forth in Section 14, the preceding sentence sets forth Celgene’s sole liability with respect to non-delivery of a portion of a shipment and Product(s) defects reasonably discoverable upon visual inspection of the Product(s) without unloading individual shipping units. Section 7.1 sets forth Celgene’s sole liability with respect to other Product(s) returns, and except as set forth in this Section 2.4, and Sections 7.1 and 14, Celgene shall not be otherwise liable to Pharmacy for any Product(s) delivery failures or Product(s) defects. In the absence of written notice from Pharmacy to Celgene in accordance with the terms of this Section 2.4, a shipment of Product(s) shall be deemed to have been delivered and accepted by Pharmacy as complete and in satisfactory condition. Pharmacy shall, at Celgene’s request and expense, follow Celgene’s instructions to return to Celgene or Celgene’s third party disposal company any Product(s) delivered to Pharmacy, which are not in compliance with the documentation provided by Celgene. Pharmacy shall cooperate with Celgene in investigating the cause of any defect in Product(s).

2.5                               Title and Risk of Loss. Title to Product(s) and risk of loss of Product(s) shall transfer to Pharmacy upon delivery of Product(s) to the Pharmacy or Dispensing Site.

Diplomat Specialty Pharmacy — Celgene PDSA

2.6                               Shortages. Notwithstanding anything in this Agreement to the contrary, in the event of a shortage of the Product(s), Celgene reserves the right to allocate available supplies of the Product(s) in its sole discretion.

3.                                      PHARMACY ORDERS AND DELIVERY

3.1                               Obtaining and Filling Prescription and Shipment of Product(s).

(a)                                 Pharmacy shall only accept prescriptions with an authorization number generated by Celgene’s electronic system. The authorization number on prescriptions for Females of Reproductive Potential (FRP) are only valid for seven (7) days from the date of the last pregnancy test, the authorization number on prescriptions for all other Customers are valid for thirty (30) days, from the date the authorization number is obtained. Pharmacy shall not accept or otherwise fill any prescription for Product(s) over the telephone or without a valid authorization number. Each unique authorization number on every prescription will require that a confirmation number must be obtained from Celgene Customer Care Center by way of: telephone; automated IVR system; batch authorization exchange (“BAX”); or Celgene Web portal (when available), prior to dispensing Product(s).

(b)                                 Prior to obtaining a confirmation number related to each unique authorization number on each prescription, Pharmacy will contact Customers. Only Certified Counselors shall contact Customers and provide counseling, which contact shall be in accordance with the instructions set forth in this Section 3.1, and the Requirements Document. Pharmacy shall ensure there is a Certified Counselor available during normal business hours. Pharmacy shall educate customers on the risks associated with the use of the Product(s), in accordance with the Requirements Document. Pharmacy must ensure that the Certified Counselors who will perform the counseling have been properly identified upon Pharmacy’s registration of the Pharmacy/Dispensing Site. Certified Counselors will be required to be recertified annually, or more frequently, as may be required by Celgene. In the event Certified Counselors at Pharmacy do not meet their annual recertification obligation, Pharmacy and/or Dispensing Site to which such Certified Counselors are certified on behalf of will be suspended from dispensing until such time as they have met their recertification obligations. Pharmacy will not ship the Product(s) to a Customer unless it has contacted Celgene to obtain a confirmation number and received a completed prescription from the Certified Prescriber (by facsimile or otherwise), which must indicate the authorization number and patient risk category, and has completed the additional Customer counseling, as outlined in the Requirements Document. Pharmacy shall fill valid prescriptions for Product(s) in accordance with all applicable laws and regulations. For each subsequent Customer prescription, Pharmacy shall repeat counseling for such Customer upon receipt of additional Product(s) prescriptions. Subsequent Customer prescriptions will only be allowed if fewer than seven (7) days of Product(s) dosage remains on the previous prescription with respect to such Customer. In addition to those Customers that have not previously been

Diplomat Specialty Pharmacy — Celgene PDSA

prescribed Product(s), any Customer who has not received Product(s) in the prior twelve (12) months will also be considered a “new Customer” and will have to re-enroll in POMALYST REMS™ and REVLIMID REMS™.

(c)                                  When filling prescriptions for Females of Reproductive Potential, Pharmacy/Dispensing Site shall ship Product(s) to Customer on the same day of obtaining the confirmation number by United Parcel Service or Federal Express, standard overnight delivery, or another similar carrier as agreed by the parties in writing, and in any case, such delivery shall require signature for delivery. For all other prescriptions Pharmacy/Dispensing Site shall ship Product(s) to Customer within twenty (24) hours of receipt of the confirmation number. Pharmacy/Dispensing Site shall package Products for shipment in accordance with its applicable SOP. Pharmacy/Dispensing Site shall use its best efforts to ship Product(s) having the earliest expiration date first from available inventory. Each shipment of the Product(s) shall be tracked and Pharmacy will maintain records of the disposition of all shipments, whether sent by Pharmacy or its Dispensing Site. Pharmacy/Dispensing Sites will require its shippers to receive written confirmation of delivery of Product(s), or to provide written notice of the non-delivery of a shipment of the Product(s) within twenty four (24) hours of shipping. If the intended Customer does not receive a shipment of the Product(s), Pharmacy shall use reasonable efforts to track and retrieve the missing shipment, and shall inform Celgene of the missing shipment if it is not retrieved. In the event Customer will pick up the Product(s) directly from Pharmacy/Dispensing Site, such pickup must occur within twenty four (24) hours of obtaining the confirmation number.

(d)                                 In addition to Pharmacy meeting all of its obligations under this Agreement and POMALYST REMS™ and REVLIMID REMS™, for “new Customers” (for purposes of this Section 3.1(d) and for greater clarity, the term “new Customers” shall mean those customers that have not received Product(s) in the prior twelve (12) months and/or those Customers that have not previously been prescribed Product(s)), Pharmacy shall: (A) upon receipt of a prescription for Product(s) immediately time-stamp such prescription, (B) dispense Product(s) to such new Customers within twenty four (24) hours of receiving the prescription, and (C) in addition to the other reporting obligations under this Agreement, also provide Celgene with a report of that month’s new prescriptions which shall, at minimum, contain: prescription numbers, the date and time which such prescriptions were received from the provider based upon the time-stamp, as well as any other information, in such form and substance as Celgene may require, and with such report to be delivered to Celgene no later than fifteen (15) days following the end of that month.

3.2                               Billing and Collection. Pharmacy shall be responsible for all billing and collection in connection with its sales of Product(s). Pharmacy shall not bundle sales of Product(s) with other products or services; provided, however that Pharmacy may list Product(s) on the same invoice with other products for the same Customer if required by Customer’s

Diplomat Specialty Pharmacy — Celgene PDSA

insurance provider, as long as the Product(s) price and any negotiated discount from or allowance taken with respect to the Product(s) price are listed separately.

4.                                      REIMBURSEMENT-RELATED SERVICES

4.1                               Reimbursement-related Procedures. To ensure a consistent, high level of services and to maintain consistency of communications with Certified Prescribers and Customers, the parties have agreed that Pharmacy shall accept Assignment of Benefits from each Customer with reimbursement coverage unless Customer’s insurance provider or other third party payor does not allow Assignment of Benefits.

4.2                               No Denial of Product(s)/Referral to Patient Assistance Program. If Customer has the ability to self-pay, Pharmacy shall apply its collection policy for cash payments or other self-payment by Customers.

5.                                      OTHER SERVICES

5.1                               Data. Pharmacy shall maintain a Celgene-specific data management system (the “Database”) from which reports can be generated and provided to Celgene and that contains information as required herein. In addition, and subject to Pharmacy obtaining appropriate Customer consent, Pharmacy shall maintain in the Database Customer-specific information as set forth herein. Pharmacy shall regularly update the Database with Product(s) and Customer information set forth in Schedule 5.1, attached hereto. Celgene may amend Schedule 5.1, from time to time to add or delete requested information. Celgene shall be the sole owner of the information compiled therein, provided, however, that Pharmacy shall have full access to the Database in order to fulfill its obligations under this Agreement and to comply with all applicable laws and regulations. Celgene must authorize any release of the data to third parties, including but not limited to, sales data, or prescriptions filled.

5.2                               Reports. Pharmacy shall generate and furnish a one-time 24 month historical report, within the data listed herein and in the format outlined in Schedule 5.1, for Products(s) and for Vidaza®, Abraxane® and Istodax®. Pharmacy shall continue to provide this report on a monthly, basis, and periodic reporting as Celgene may reasonably request. Reports will include, but not be limited to the following information:

(a)         Pharmacy site address

(b)         Pharmacy site city

(c)          Pharmacy site state

(d)         Pharmacy site zip

(e)          Date Dispensed

(f)           Customer ID (specific to this customer)

Diplomat Specialty Pharmacy — Celgene PDSA

(g)          Prescriber First Name

(h)         Prescriber Last Name

(i)             Prescriber Address ID (if available)

(j)            Prescriber Address

(k)         Prescriber City

(l)             Prescriber State

(m)     Prescriber Zip

(n)         DEA (prescriber)

(o)         NPI (prescriber)

(p)         NDC

(q)         Product(s)

(r)            QTY in vials

Report should be generated and received by Celgene no later than ten (10) business days following the close of each month. If no products were dispensed, report should reflect this. Report should be sent to salesoperations@celgene.com

Data Reports may be further defined or amended by Schedule 5.1. At Celgene’s request, Pharmacy will deliver the reports specified under this Section electronically through a secure connection in the format identified in Schedule 5.1.

5.3                               Materials. Pharmacy shall maintain an inventory of Product(s) and current educational materials developed and provided by Celgene. Pharmacy shall include in shipments of Product(s) any required material supplied and designated by Celgene for inclusion in Product(s) shipments.

6.                                      PAYMENT

6.1                               Service Fee. Celgene shall pay Pharmacy a service fee for services provided in accordance with POMALYST REMS™ and REVLIMID REMS™, as further detailed in the Requirements Document, based on the achievement of performance metrics set forth in Schedule 6.1 (“Service Fee”).

6.2                               Service Fee Calculation. The Service Fee will be calculated and paid quarterly based on Celgene’s evaluation of Pharmacy’s achievement of performance metrics, as specified above.

Diplomat Specialty Pharmacy — Celgene PDSA

6.3                               Payment Due for Product(s) Orders; Late Fee.

(a)                                 All amounts due hereunder to Celgene for Product(s) orders shall be payable by check to Celgene. Celgene shall invoice Pharmacy for all amounts due to Celgene hereunder, as adjusted to take into account credits due to Pharmacy, and Pharmacy shall pay all invoiced amounts when due. Any amounts remaining unpaid for more than thirty-five (35) days after date of invoice shall be subject to interest thereon equal to one and one half percent (1.5%) per month.

(b)                                 Without limiting the generality of Section 6.3(a) and subject to Pharmacy being at all times in full compliance with all of the terms and conditions of this Agreement, Pharmacy shall be entitled to a two percent (2%) prompt payment cash discount off the invoice price if Celgene receives payment within thirty (30) days of the invoice date, net thirty one (31) (the “Prompt Pay Discount”).

6.4                               Costs and Expenses. Except as otherwise expressly set forth herein, Pharmacy shall be responsible for all costs and expenses associated with fulfilling its obligations under this Agreement.

6.5                               Taxes. All prices are exclusive of federal, state and local excise, sales, use and other taxes levied or imposed on the sale, shipment, delivery, ownership, possession or resale of Product(s) or any other activities contemplated under this Agreement. Except for taxes on Celgene’s income, Pharmacy shall be liable for and pay all taxes imposed in connection with the activities contemplated hereunder.

6.6                               Financial Condition. At any time, when in Celgene’s reasonable opinion, the financial condition of Pharmacy or its parent company so warrants, or if Pharmacy consistently fails to make payments when due or otherwise defaults under this Agreement, Celgene may alter terms of payment (including but not limited to requiring full or partial payment in advance of delivery, eliminating the Prompt Pay Discount), suspend credit, delay or cancel shipping, request quarterly financial statements or other financial information on an ongoing basis, or pursue any remedies available at law or under this Agreement.

7.                                      RETURN GOODS POLICY

7.1                               Return Goods Policy. The current form of Celgene’s return goods policy is attached as Schedule 7.1 (the “Return Goods Policy”). Celgene may, if it deems necessary or desirable, update the Return Goods Policy from time to time. In the event Celgene updates the Return Goods Policy, Celgene shall provide Pharmacy with advance written notice of any changes to its Return Goods Policy.

7.2                               Returns by Pharmacy. In the event Pharmacy returns or requests to return a Product(s), for any reason, Pharmacy shall promptly notify Celgene, and Celgene shall, upon return of Product(s), give Pharmacy a credit in the amount of the purchase price paid by Pharmacy for the returned Product(s), provided that the Product(s) is returnable and returned under the then current Return Goods Policy, provided that the reason for the

Diplomat Specialty Pharmacy — Celgene PDSA

return of the Product(s) does not arise from (i) the negligence or intentional misconduct of Pharmacy or any of its agents or employees, (ii) failure of Pharmacy to follow applicable SOPs or to otherwise comply with the terms of this Agreement or (iii) misdelivery or loss of Product(s) by a carrier used by Pharmacy. For any return of Product(s) authorized by Celgene, Pharmacy shall send the Product(s), or shall instruct Customer to send the Product(s), to Celgene or Celgene’s designated disposal company as specified and in the manner described in the then current Return Goods Policy.

8.                                      ADVERSE DRUG EXPERIENCE AND CUSTOMER COMPLAINTS

8.1                               Adverse Drug Experience. Consistent with its internal SOPs, Pharmacy will promptly inform Celgene’s Drug Safety Group of any information regarding adverse drug experiences suspected to be associated with the use of Product(s) and all cases of special situations it receives, with the appropriate information, as set forth in more detail on Schedule 8.1, to the address set forth therein.

8.2                               Other Customer Complaints. Pharmacy shall give notice by fax to Celgene’s Customer Service Department within one (1) business day of receipt of any Customer complaint related to Product(s) and/or services, other than Adverse Drug Events, and any labeling and package insert issues, specifying in detail the nature of the complaint or issue. Pharmacy shall provide Customer Complaints in a form substantially similar to the form attached as Schedule 8.2.

8.3                               Cooperation. Pharmacy shall cooperate with Celgene in responding to or investigating any Customer complaints and Adverse Drug Events.

9.                                      SUSPENSION OF DISTRIBUTION AND RECALLS

9.1                               Suspension of Distribution. Pharmacy shall suspend distribution of Product(s) if: (a) requested by Celgene as the result of a problem with Product(s) quality or a directive from the FDA; (b) Celgene has determined, in Celgene’s sole and absolute discretion, Pharmacy to have deviated from, or otherwise be in non-compliance with, the requirements of POMALYST REMS™ and REVLIMID REMS™; or (c) Pharmacy has engaged in High Risk Deviations. If multiple instances of deviations or non-compliance are uncovered, Celgene reserves the right to immediately and permanently suspend Pharmacy from dispensing any Product under a risk management program. Without otherwise limiting or waiving any other right or remedy available to Celgene under law or equity, certain specific consequences of Pharmacy deviations or non-compliance are as set forth in detail in the Requirements Documents. Any deviation from, or noncompliance with, POMALYST REMS™ and REVLIMID REMS™, as determined by Celgene in Celgene’s sole and absolute discretion, shall be considered a breach of the terms and conditions herein. Any occurrence of a High Risk Deviation shall be considered a material breach of the terms of this Agreement.

9.2                               Recalls. Celgene shall promptly notify Pharmacy of any recalls initiated by Celgene or requested by the FDA. Upon receipt of notice of a recall from Celgene, Pharmacy shall

Diplomat Specialty Pharmacy — Celgene PDSA

immediately notify the affected Customers. Celgene shall provide Pharmacy with the form of letter to be used in connection with notice of any recall which shall contain the appropriate instructions as to whether Customers should return or dispose of the affected Product(s). Celgene shall be responsible for the mailing, shipping and reasonable administrative expenses incurred by Pharmacy in connection with the recall as well as the cost of replacement Product(s) for Customers, provided that the reason for the recall does not arise from (i) the negligence or intentional misconduct of Pharmacy or any of its agents or employees or (ii) failure of Pharmacy to follow applicable SOPs or to otherwise comply with the terms of this Agreement. Pharmacy shall cooperate in any recalls by providing relevant Product(s) tracking information to Celgene.

9.3                               Records. Pharmacy shall maintain during the Term and for three (3) years thereafter such information as may be reasonably required by Celgene to effect a Product(s) recall, and shall make such information available to Celgene, at Celgene’s request, in the event of such a recall.

9.4                               Cooperation. Pharmacy shall cooperate with Celgene in investigating any Product(s) failure which resulted in the need for a recall.

10.                               REPRESENTATIONS, WARRANTIES AND COVENANTS OF PHARMACY

10.1                        Compliance. In performing its obligations under this Agreement, Pharmacy represents and warrants that it shall comply with all applicable federal, state and local laws, regulations and ordinances, including without limitation (a) the Social Security Act; (b) the Health Insurance Portability and Accountability Act, (c) federal and state health care anti-fraud and abuse laws; (d) state drug product selection, dispensing, pharmacy practice, biohazard disposal, privacy, and consumer protection laws; and (e) rules and regulations of the FDA, the Center for Medicare and Medicaid Services and any other Regulatory Authority by which Pharmacy may be governed. Pharmacy also shall comply with all applicable professional and industry standards and good business practices.

10.2                        Quality of Employees and Monitoring. Pharmacy represents and warrants that it shall use a well-trained, knowledgeable team of employees to handle Product(s) and to perform the services to be performed by Pharmacy under this Agreement. Pharmacy employees who will be providing the services will be required to be certified by Celgene in POMALYST REMS™ and REVLIMID REMS™ and any other training required by Celgene. Pharmacy’s ability to maintain its certification, and its right to dispense Product(s) is contingent upon completion of any such training required by Celgene, including compliance with recertification. Subject to applicable privacy laws, Celgene shall have the right, from time to time, to have a Celgene employee monitor Pharmacy’s responses during telephone calls transferred from Celgene’s customer support line, and Pharmacy shall cooperate with Celgene to enable such monitoring activities. Customer shall be notified at the beginning of a call to be monitored that monitoring for quality assurance purposes is to occur.

10.3                        Medicaid Provider Status. Pharmacy represents and warrants that it is currently eligible

Diplomat Specialty Pharmacy — Celgene PDSA

to participate as a provider in the Medicaid program in each state in the Territory except those states listed on Schedule 10.3 (for avoidance of doubt, the list of those states to be provided by Pharmacy) attached hereto, and agrees to maintain such eligibility during the Term. Upon notice to Celgene, Pharmacy may amend Schedule 10.3 in its sole discretion to add additional states and shall provide Celgene with prompt notice of any such amendment, provided that Pharmacy shall not add any state to Schedule 10,3 unless the state has changed its laws to require an in-state pharmacy presence for eligibility in its Medicaid program. Pharmacy shall remove a state from Schedule 10.3 (and shall provide notice to Celgene of such removal) when the state no longer requires an in-state pharmacy presence for eligibility in the state’s Medicaid program.

10.4                        Actions. Pharmacy shall not take any action which would materially adversely affect its standing or that of Celgene in the industry or with respect to Product(s) customer base or which would undermine the image of Product(s).

10.5                        Quality Reviews. Pharmacy shall periodically, but not less frequently than once per year, perform written quality reviews of Pharmacy’s performance in fulfilling its obligations under this Agreement, and shall provide Celgene with copies of such reviews. Pharmacy shall administer a validation checklist to each employee performing services related to Product(s) upon completion of such employee’s initial training and annually thereafter, and shall provide Celgene with copies of such checklists. Pharmacy shall fully cooperate with Celgene in fulfilling all of its obligations under this Agreement, including, but not limited to, quality reviews.

10.6                        Licenses. Pharmacy represents and warrants that it now has and shall maintain in full force during the Term all federal and state pharmacy, wholesaler and other licenses or approvals required by Pharmacy to fulfill its obligations under this Agreement,. Pharmacy shall provide Celgene with notice of any communications with pharmacy licensing boards or the FDA which relate to potential problems with facilities, operations or procedures used by Pharmacy in its distribution of Product(s), including notices of inquiries, investigations or inspections and resulting findings.

10.7                        Limitation on Promotion. Pharmacy shall not make any performance claims or engage in any promotional activities with respect to Product(s) except for the distribution of required Product(s) literature prepared by Celgene and any other activities directly related to the services to be provided by Pharmacy hereunder, in each case as expressly approved in writing by Celgene.

10.8                        Use of Trademarks. Pharmacy shall not use the trademarks, trade names, trade dress or logos of Celgene except to the extent contained in Product(s) literature provided by Celgene, on Product(s) labels or as otherwise approved by Celgene in writing.

10.9                        Authority. Pharmacy represents and warrants that (a) it has all requisite corporate power and authority to execute, deliver and perform this Agreement and any other agreements contemplated hereby and (b) it is not currently obligated nor will it assume any future obligation under any contract (including without limitation any commitment of any nature) or other agreement, instrument or arrangement that conflicts with its obligations

Diplomat Specialty Pharmacy — Celgene PDSA

under this Agreement.

10.10                 Limitation of Liability. Except for its obligations of indemnification, or breach of its obligations of confidentiality, in no event shall Pharmacy be liable for any consequential, exemplary, punitive, incidental, indirect or special damages or costs, including without limitation, lost profits, of Celgene, whether or not Pharmacy has been advised of the possibility of such damages or costs.

10.11                 Celgene Information. Pharmacy shall use information about Customers to whom Product(s) has been dispensed, including any list of such Customers, and other Celgene Information (as defined below) solely to perform its obligations under this Agreement and to dispense Product(s) to such Customers. Pharmacy shall not make such information (or any portion thereof) available to, or use such information for the benefit of, any third party other than an insurance provider and/or other third party payor (with respect to its covered persons). Notwithstanding the foregoing, Pharmacy may disclose information on or about Customers to whom Product(s) has been dispensed, including any list of such Customers, to Regulatory Authority(ies) and Pharmacy’s auditors, legal counsel and lenders, provided that each such party to whom such information is disclosed is obligated to preserve the confidentiality of such information.

11.                               REPRESENTATIONS, WARRANTIES AND COVENANTS OF CELGENE

11.1                        Compliance with Law. Celgene shall be responsible for testing Product(s) and ensuring that Product(s) complies, when shipped to Pharmacy, with all applicable laws, regulations, directives and requirements of the FDA, including without limitation, packaging and labeling requirements, product warning requirements, product design and safety requirements and advertising requirements.

11.2                        Use of Trademarks. Celgene shall not use the trademarks, trade names, trade dress or logos of Pharmacy except to the extent necessary for activities contemplated under this Agreement.

11.3                        Warranty. Celgene represents and warrants that, upon the date of shipment to Pharmacy, Product(s) will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act (the “Act”) and will not be articles which may not, under the provisions of the Act, be introduced into interstate commerce. THE EXPRESS WARRANTIES CONTAINED IN THIS SECTION 11 ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES WITH RESPECT TO PRODUCT(S). CELGENE DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. Except as otherwise set forth in Section 14, Celgene’s sole liability and Pharmacy’s sole remedy for breach of warranty under this Agreement shall be for Celgene to replace the defective Product(s) or to credit Pharmacy’s account in accordance with Section 2.4 and Section 7.1. In no event shall Celgene be liable for any consequential, exemplary, punitive, incidental, indirect or special damages or costs, including without limitation, lost profits,

Diplomat Specialty Pharmacy — Celgene PDSA

of Pharmacy, whether or not Celgene has been advised of the possibility of such damages or costs.

11.4                        License. Celgene represents and warrants to Pharmacy that Celgene has a valid and existing license from the FDA to market and sell Product(s) in the Territory.

11.5                        Authority. Celgene represents and warrants that (i) it has all requisite corporate power and authority to execute, deliver and perform this Agreement and any other agreements contemplated hereby and (ii) it is not currently obligated nor will it assume any future obligation under any contract (including without limitation any commitment of any nature) or other agreement, instrument or arrangement that conflicts with its obligations under this Agreement.

11.6                        No Adverse Actions. Celgene shall not take any action which would adversely affect its standing or that of Pharmacy in the pharmaceutical and/or health care industry; provided that nothing in this Section 11.6 shall prevent Celgene from entering into agreements with other specialty distributors of Product(s) within the Territory, terminating this Agreement pursuant to Section 12.2 or 12.3 or enforcing its rights under this Agreement.

12.                               TERM AND TERMINATION

12.1                        Term. This Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Section 12, shall continue in effect for an initial term ending on June 30, 2016.

12.2                        Voluntary Termination. Either party may terminate this Agreement for convenience at any time upon at least ninety (90) days’ prior written notice to the other party.

12.3                        Termination for Breach. Either party may terminate this Agreement (i) for a material breach by the other party upon fifteen (15) days’ prior written notice unless the breaching party cures the breach within such fifteen (15) day period or (ii) in the event of any proceedings, voluntary or involuntary, in bankruptcy or insolvency, by or against the other party, or the appointment, with or without such other party’s consent, of a receiver for such other party.

12.4                        Transition. Upon the expiration or earlier termination of this Agreement, as applicable, the parties shall begin to transition distribution of Product(s) for Pharmacy’s Customers to a party to be designated by Celgene. Transition of distribution under this Section 12.4 shall mean the following:

(a)                                 Celgene shall as soon as practicable begin referring Pharmacy Customers who contact Celgene’s Customer Service Department to a new designated distributor.

(b)                                 At Celgene’s request, Pharmacy shall provide notice to all of Pharmacy Customers of the change in distributors.

Diplomat Specialty Pharmacy — Celgene PDSA

(c)                                  Pharmacy shall complete any Product(s) shipments then underway, but otherwise shall refer Customers to the Celgene-designated distributor.

(d)                                 Pharmacy shall transfer a copy of the Database and Customer information, including prescription files, to the Celgene-designated distributor, provided that if applicable patient confidentiality laws prohibit transfer of Customers’ names to such distributor, Pharmacy shall transfer the Database and Customer information using Customer numbers instead of names, and shall notify Customers of their respective numbers.

(e)                                  Pharmacy’s obligation to order additional Product(s) when its inventory falls to a one (1) week supply shall cease and Celgene shall repurchase any Product(s) held in inventory by Pharmacy on the date of termination at the price paid for the Product(s) by Pharmacy.

After (a) expiration of this Agreement or (b) upon the sending or receiving of any termination notice by Pharmacy in accordance with the terms hereof and (c) for a period of six (6) months after the event described in (a) or (b), as applicable, Pharmacy shall use commercially reasonable efforts to cooperate with Celgene in ensuring the smooth transition of the services provided by Pharmacy under this Agreement to any other distributor(s) designated by Celgene, provided that after the expiration or the effective date of any termination of this Agreement, as applicable, Celgene shall reimburse Pharmacy for its reasonable out-of-pocket, non-personnel-related expenses associated with such cooperation.

12.5                        Survival. Sections 3.2, 6 , 7, 8, 9, 10.6, 10.7, 10.8, 10.10, 10.11, 11.1, 11.2, 11.3, 11.6, 12.4, 12.5, 13, 14, 15 and 17 shall survive termination or expiration of this Agreement for as long as necessary to permit their full discharge.

13.                               REGULATORY INSPECTIONS, INVESTIGATIONS, AUDITS

13.1                        Regulatory Inspections. Pharmacy shall provide to the applicable Regulatory Authority or, at Celgene’s request, shall provide to Celgene all documents and information requested by any Regulatory Authority or by Celgene in support of its regulatory filings. Copies of all documents to be provided to the applicable Regulatory Authority shall be provided to Celgene in advance, if practicable, or otherwise within two (2) business days of delivery to Regulatory Authority. Pharmacy shall notify Celgene immediately upon receipt of notice of any inspection by any Regulatory Authority directed specifically toward Product(s), and Celgene shall have the right to have an employee(s) and/or agent(s) present at any such inspection, if allowed by law. Pharmacy shall notify Celgene immediately of any notices, requests for information or other communications related to Product(s) from the U.S. Department of Health and Human Services or any other Regulatory Authority or any state healthcare program or other state agency and, to the extent permitted under applicable law, shall promptly give Celgene copies of such communications.

Diplomat Specialty Pharmacy — Celgene PDSA

13.2                        Recalls, Returns or Investigations. Pharmacy shall provide Celgene, at Celgene’s request, any information reasonably required in connection with Celgene investigations relating to recalled or returned Product(s) or any requests or investigations by or filings with any applicable Regulatory Authority, including without limitation the FDA, or in support of Celgene’s applications to the FDA. Pharmacy shall respond within two (2) business days to any reasonable request for information by Celgene.

13.3                        Celgene Right to Audit. Throughout the Term and for a period of three (3) years following expiration or earlier termination of this Agreement, Pharmacy shall maintain complete and accurate records consistent with requirements REVLIMID REMS™ and POMALYST REMS™ programs and of sales of Product(s). Celgene will audit Pharmacy upon Pharmacy’s launch of Product(s) and thereafter determine the frequency of future audits based on volume of prescriptions filled and initial audit results, with the option of adjusting the number of audits to measure compliance with the REVLIMID REMS™ and POMALYST REMS™ programs. Celgene can perform on-site audits to monitor compliance of THALOMID REMS™ program.

13.4                        Inspection. Applicable records shall be made available for inspection at Pharmacy for three (3) years from the date of initial Product(s) receipt. Celgene and its representatives shall have the right to periodically visit Pharmacy and its Dispensing Sites during regular business hours, during the Term and for a period of three (3) years thereafter, upon reasonable prior notice to Pharmacy/Dispensing Site. During any such visit, Celgene and its representatives will have the right to (i) examine the books, ledgers and records, including inventory levels, of Pharmacy related to Celgene Product(s) sales, (ii) audit quality control/assurance procedures, registrations, supplements and regulatory correspondence to ensure that Pharmacy/Dispensing Site is in compliance with the SOPs and with applicable regulations, the Requirements Document or other procedures required by Celgene. The audit shall also include Celgene’s ability to interview Pharmacy’s Certified Counselors, monitor the services being provided, as well as access Pharmacy’s computer systems used to provide services for Celgene pursuant to this Agreement. Pharmacy shall take a course of action and resolution acceptable to Celgene in the event that Celgene finds any contractual or regulatory deficiencies during such audits. Each party shall bear its own costs of such examinations.

14.                               INDEMNIFICATION

14.1                        Celgene Indemnification of Pharmacy. Celgene shall at all times during the Term and thereafter defend, indemnify and hold Pharmacy and its officers, directors, agents and employees harmless from and against any and all claims, suits, damages, liabilities, costs and expenses, including but not limited to court costs and reasonable attorneys’ fees (collectively, “Claims”), incurred in connection with any third-party claim arising out of the use of any Product(s) by a Customer, except to the extent caused by (i) the negligence or intentional misconduct of Pharmacy or any of its officers, directors, agents or employees or (ii) breach by Pharmacy of any of the terms of this Agreement or (iii) acts of Pharmacy or any of its officers, directors, agents or employees which are outside the scope of this Agreement.

Diplomat Specialty Pharmacy — Celgene PDSA

14.2                        Pharmacy Indemnification of Celgene. Pharmacy shall at all times during the Term and thereafter defend, indemnify and hold Celgene and its officers, directors, agents and employees harmless from and against any and all Claims incurred in connection with any third-party claim arising out of (i) the negligence or intentional misconduct of Pharmacy or any of its officers, directors, agents or employees, (ii) breach by Pharmacy of any of the terms of this Agreement, or (iii) acts of Pharmacy or any of its officers, directors, agents or employees which are outside the scope of this Agreement.

14.3                        Procedures. A party that intends to seek indemnification under this Section 14 (the “indemnitee”) shall notify the other party (the “indemnitor”) promptly in writing of any Claim in respect of which the indemnitee believes it is entitled to claim indemnification, provided that the failure to give timely notice to the indemnitor shall not release the indemnitor from any liability to the indemnitee, except to the extent the indemnitor is prejudiced thereby. The indemnitor shall have the right, by notice to the indemnitee, to assume the defense of any such Claim within ten (10) days after the indemnitor’s receipt of notice of any Claim with counsel of the indemnitor’s choice and at the sole cost of the indemnitor. If the indemnitor so assumes such defense, the indemnitee may participate therein through counsel of its choice, but at the sole cost of the indemnitee; provided, however, that the indemnitor shall be obligated to pay fees and expenses of such indemnitee’s counsel if representation of the indemnitee by the counsel retained by the indemnitor would be inappropriate due to actual or potential conflicting interests between the indemnitee and any other party represented by such counsel in the investigation and defense of any such Claim. The party not assuming the defense of any such Claim shall render all reasonable assistance to the party assuming such defense, and all reasonable out-of-pocket costs of such assistance shall be for the account of the indemnitor. No such Claim shall be settled other than by the party defending the same, and then only with the consent of the other party which shall not be unreasonably withheld; provided that the indemnitee shall have no obligation to consent to any settlement of any such Claim which imposes on the indemnitee any liability or obligation which cannot be assumed and performed in full by the indemnitor, and the indemnitee shall have no right to withhold its consent to any settlement of any such Claim if the settlement involves only the payment of money by the indemnitor or its insurer.

15.                               CONFIDENTIALITY

15.1                        Pharmacy Obligation. Pharmacy agrees to treat any confidential or proprietary information obtained from Celgene and any confidential or proprietary information generated by Pharmacy in performing its obligations under this Agreement, including Customer lists, information regarding Celgene’s pricing policies, information regarding reimbursement for the Product(s), information regarding the cost of providing services to Celgene and the information in the Database, and anything derived therefrom, (collectively, the “Celgene Information”) as the confidential and exclusive property of Celgene, and agrees not to disclose any of the Celgene Information to any third party without first obtaining the written consent of Celgene. Pharmacy agrees that it will use the Celgene Information only for purposes of performing its obligations hereunder and

Diplomat Specialty Pharmacy — Celgene PDSA

for no other purpose without the prior written consent of Celgene. Pharmacy further agrees to take all practicable steps necessary to ensure that the Celgene Information (i) will be maintained in strict confidence, (ii) will not be disclosed to any third party except as expressly permitted herein, and (iii) will not be disclosed to or used by its directors, officers, employees or agents except pursuant to a written agreement with terms no less strict than those terms of confidentiality as aforesaid, set forth in this Section 15 and will be kept confidential by them.

The above provisions of confidentiality shall not apply to that part of the Celgene Information which Pharmacy is able to demonstrate by competent documentary evidence:

(a)                                 was in Pharmacy’s possession prior to receipt from Celgene and prior to being generated under this Agreement;

(b)                                 was in the public domain at the time of receipt from Celgene;

(c)                                  became part of the public domain through no fault of Pharmacy, its directors, officers, employees or agents;

(d)                                 was lawfully received by Pharmacy from a third party not disclosing the information on behalf of Celgene and having a right of further disclosure; or

(e)                                  is required to be disclosed by law or regulation applicable to Pharmacy, provided that Pharmacy gives prompt notice to Celgene that it is required to make such disclosure so that Celgene can take steps to limit the scope of the Celgene Information disclosed or otherwise to protect the Celgene Information, and provided further that Pharmacy limits such disclosure of the Celgene Information to the maximum extent practicable.

Specific aspects or details of the Celgene Information shall not be deemed to be within the public domain or in the possession of Pharmacy merely because the Celgene Information is embraced by general disclosures in the public domain or in the possession of Pharmacy. In addition, any combination of Celgene Information shall not be considered in the public domain or in the possession of Pharmacy merely because individual elements thereof are in the public domain or in the possession of Pharmacy unless the combination and its principles are in the public domain or in the possession of Pharmacy.

Pharmacy agrees that, at Celgene’s request, it shall return to Celgene all parts of the Celgene Information existing in documentary form, not including Pharmacy records, and will, at Celgene’s request, return or destroy any copies thereof made by Pharmacy, its directors, officers, employees or agents, except that Pharmacy shall retain a copy of the Database subject to the ongoing obligations of confidentiality set forth in this Section 15. Pharmacy shall not dispose of the information in the Database without first offering in writing, given at least five (5) business days prior to such disposal, to deliver such information to Celgene, at Celgene’s expense, without additional consideration.

Diplomat Specialty Pharmacy — Celgene PDSA

15.2                        Celgene Obligation. Celgene agrees to treat any confidential or proprietary information obtained from Pharmacy, (not including the Database and information about insurers’ reimbursement policies with respect to Product(s)) and anything derived therefrom, (collectively, the “Pharmacy Information”) as the confidential and exclusive property of Pharmacy, and Celgene agrees not to disclose any of the Pharmacy Information to any third party without first obtaining the written consent of Pharmacy, provided that Celgene may disclose Pharmacy Information to any third party providing reimbursement-related services to Celgene as long as the third party is obligated to Pharmacy to keep such information confidential. Celgene agrees that it will use any Pharmacy Information only for purposes of activities contemplated hereunder and for no other purpose without the prior written consent of Pharmacy. Celgene further agrees to take all practicable steps necessary to ensure that the Pharmacy Information (i) will be maintained in strict confidence, (ii) will not be disclosed to any third party except as expressly permitted herein, and (iii) will not be disclosed to or used by its directors, officers, employees or agents except pursuant to a written agreement with terms no less strict than those set forth in this Section 15.

The above provisions of confidentiality shall not apply to that part of the Pharmacy Information which Celgene is able to demonstrate by competent documentary evidence:

(a)                                 was in Celgene’s possession prior to receipt from Pharmacy;

(b)                                 was in the public domain at the time of receipt from Pharmacy;

(c)                                  became part of the public domain through no fault of Celgene, its directors, officers, employees or agents;

(d)                                 was lawfully received by Celgene from a third party not disclosing the information on behalf of Pharmacy and having a right of further disclosure; or

(e)                                  is required to be disclosed by law or regulation applicable to Celgene provided that Celgene gives prompt notice to Pharmacy that it is required to make such disclosure so that Pharmacy can take steps to limit the scope of the Pharmacy Information disclosed or otherwise to protect the Pharmacy Information, and provided further that Celgene limits such disclosure of the Pharmacy Information to the maximum extent practicable..

Specific aspects or details of the Pharmacy Information shall not be deemed to be within the public domain or in the possession of Celgene merely because the Pharmacy Information is embraced by general disclosures in the public domain or in the possession of Celgene. In addition, any combination of Pharmacy Information shall not be considered in the public domain or in the possession of Celgene merely because individual elements thereof are in the public domain or in the possession of Celgene unless the combination and its principles are in the public domain or in the possession of Celgene.

Diplomat Specialty Pharmacy — Celgene PDSA

Celgene agrees that, at Pharmacy’s request, it shall return to Pharmacy all parts of the Pharmacy Information existing in documentary form and will, at Pharmacy’s request, return or destroy any copies thereof made by Celgene, its directors, officers or employees.

15.3                        No Implied Licenses. Nothing contained herein shall be deemed to grant to either party any rights or licenses under any patent applications or patents or to any know-how, technology, inventions or other intellectual property rights of the other party.

15.4                        Publicity. Each party shall be permitted to make such public statements regarding its relationship with the other party as may be required by law or regulation or by obligations pursuant to any listing agreement with any securities exchange. Pharmacy shall not disclose the terms of this Agreement to any third party or, except as expressly set forth in this Section 15, make any public announcement of the existence of its relationship with Celgene without the prior written consent of Celgene except to its auditors and lawyers or as required by law.

15.5                        Length of Obligation. The obligations of the parties under this Section 15 shall continue during the Term and for a period ending five (5) years after the expiration or earlier termination thereof.

16.                               INSURANCE

Pharmacy agrees (i) to obtain and maintain, while this Agreement is in effect, (a) commercial general liability insurance, including product liability insurance, and Pharmacists professional liability insurance, each with coverage limits of not less than $1,000,000 per occurrence and $3,000,000 in the aggregate, and (ii) not to cancel the insurance or reduce the coverage without giving at least thirty (30) days’ prior written notice to Celgene. Pharmacy shall cause Celgene to be provided notice on each insurance policy such that Celgene shall receive notice of any cancellation or change in the policy. At the request of Celgene, Pharmacy shall provide Celgene with a copy of a certificate of insurance to verify that insurance with the required coverage is in effect. All policies should be placed with an insurer with financial ratings of at least A- or better.

17.                               MISCELLANEOUS

17.1                        Notices. Any notice required by this Agreement shall be given by prepaid, first class, certified mail, return receipt requested, or by air or other overnight courier, hand delivery or facsimile, or email provided that an original printed copy is also transmitted by any one of the methods prescribed in this sentence, to the parties at the following addresses (or at such other address as either party may from time to time notify the other party in writing):

Diplomat Specialty Pharmacy — Celgene PDSA

if to Celgene:	Celgene Corporation
86 Morris Avenue
Summit, NJ 07901

Attention: Mark Bauer

with a copy to:	Celgene Corporation
86 Morris Avenue
Summit, NJ 07901

Attention: Legal Department

if to Pharmacy:	Diplomat Specialty Pharmacy
4100 South Saginaw Street
Flint, MI 48507

Attention: Bob Fleckenstein, VP Operations

with a copy to:	Diplomat Specialty Pharmacy
4100 South Saginaw Street
Flint, MI 48507

Attention: General Counsel

Any notice sent under this Section shall be deemed delivered within five (5) days if sent by mail and within twenty-four (24) hours if sent by fax, courier or hand delivery. In the event that any Section or subsection of this Agreement requires the notice contemplated therein to be sent to a different notice party and/or address, then that notice and/or address shall apply in lieu of the notice party and/or address in this Section, but the remainder of this Section shall apply.

17.2                        Force Majeure. In the event a party (the “Affected Party”) shall be delayed or hindered in or prevented from the performance of any act required under this Agreement by reasons of fires, flood, earthquakes, accidents, explosions, sabotage, strikes, or other labor disturbances (regardless of the reasonableness of the demands of labor), civil commotions, riots, invasions, wars, acts, restraints, requisitions, regulations, or directions of governmental authorities, shortages of labor, fuel, power, or raw material, inability to obtain equipment or supplies, inability to obtain or delays in transportation, acts of God, or any other cause beyond its reasonable control (“Force Majeure”), then upon notice to the other party (the “Other Party”) performance of such act shall be excused for the period of such delay. Notice of the start and stop of any such Force Majeure and the nature and expected duration thereof shall be provided to the other party promptly following the occurrence thereof. The Affected Party shall use all commercially

Diplomat Specialty Pharmacy — Celgene PDSA

reasonable efforts to perform its obligations under this Agreement. In the event Force Majeure renders the Affected Party unable to perform its obligations under this Agreement for a period of ten (10) consecutive days or the aggregate of thirty (30) days in any twelve (12) month period, the Other Party may terminate this Agreement without penalty immediately upon written notice of termination to the Affected Party.

17.3                        Binding Effect / No Amendments Unless in Writing. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and permitted assigns. No agreements amending, altering or supplementing the terms hereof may be made except by means of a written document signed by the duly authorized representatives of both parties.

17.4                        No Assignment/No Transfer Without Celgene’s Consent. This Agreement shall be personal to Pharmacy. Pharmacy shall not assign, sell, or otherwise transfer any of its rights and obligations (including, but not limited to, by operation-of-law, mergers, transfer of assets, change-of-ownership, or change-of-control) under this Agreement without the prior written consent of Celgene, which Celgene may grant or deny in its sole and absolute discretion. In the event Pharmacy attempts or otherwise enters into any agreement to assign, sell, or otherwise transfer this Agreement or any of its rights or obligations under this Agreement by way of any agreement or transaction which may involve any merger, transfer of assets, change-of-ownership, change-of-control or the like, Celgene shall have the right to immediately terminate this Agreement.

17.5                        No Deemed Waiver. Failure of either party to enforce a right under this Agreement shall not act as a waiver of that right or the ability to later assert that right relative to the particular situation involved or to terminate this Agreement as a result of any subsequent default or breach.

17.6                        No Publicity. Except as required by law, neither party shall use the name, logos, marks or trade names of the other party (or its affiliates) of the other party or of any employee of the other party in connection with any press release, public announcement or publicity without the prior written approval of the other party. The obligations in this section shall survive expiration or termination of the Agreement.

17.7                        Severability. If any provision of this Agreement shall be found by a court to be void, invalid or unenforceable, the same shall either be reformed to comply with applicable law or stricken if not so conformable, so as not to affect the validity or enforceability of this Agreement, except if the principal intent of the Agreement is frustrated by such reformation or deletion in which case this Agreement shall terminate.

17.8                        Independent Parties. The parties are, and shall be deemed to be, independent contractors and not agents or employees of the other party. Neither party shall have authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other party.

17.9                        Counterparts. This Agreement may be executed in one or more counterparts, which

Diplomat Specialty Pharmacy — Celgene PDSA

taken together will constitute the one and the same Agreement, between the parties hereto.

17.10                 Headings. Headings and section numbers included herein are for convenience only, and shall not be used to construe this Agreement.

17.11                 Governing Law. This Agreement shall be construed and enforced in accordance with the laws of the state of New Jersey, without giving effect to its conflicts of law principles.

17.12                 Schedules/Attachments. As of the Effective Date of this Agreement the following schedules, exhibits and/or attachments are attached to this Agreement:

•                  Schedule 1.8 — Pharmacy Dispensing Site List

•                  Schedule 1.17 — Requirements Document

•                  Schedule 2.3 — Sample Inventory

•                  Schedule 5.1 — Data Reports

•                  Schedule 6.1 — Performance Metrics

•                  Schedule 7.1 — Return Goods Policy

•                  Schedule 8.1 — Adverse Drug Experience Reporting Form

•                  Schedule 8.2 — Complaints Form

•                  Schedule 10.3 — Medicaid Program List

17.13                 Entire Agreement. This Agreement, together with the attached schedules, exhibits and/or other attachments, constitutes the entire and only agreement between the parties relating to the subject matter hereof. Any and all other prior or contemporaneous negotiations, discussions, understandings, documents or agreements, are no longer of any force or effect, and are superseded by this Agreement. In the event of any conflict or inconsistency between the terms and conditions of this Agreement and any other document agreement concerning the subject matter hereof, the terms and conditions of this Agreement shall control.

[REMAINDER OF THIS PAGE LEFT BLANK, EXECUTION PAGE FOLLOWS]

Diplomat Specialty Pharmacy — Celgene PDSA

[EXECUTION PAGE TO AGREEMENT]

THIS AGREEMENT WILL NOT BE CONSIDERED ACCEPTED, APPROVED, OR OTHERWISE EFFECTIVE UNTIL THE SIGNATURE OF EACH PARTY IS AFFIXED IN THE SPACE PROVIDED BELOW.

A FULLY EXECUTED AGREEMENT MUST BE RETURNED TO, AND RECEIVED BY, CELGENE BY NO LATER THAN 12:00 NOON E.S.T., FRIDAY, JUNE 28TH, 2013 OTHERWISE CELGENE RESERVES THE RIGHT TO RE-EVALUATE THE TERMS AND CONDITIONS OF THE AGREEMENT, INCLUDING BUT NOT LIMITED TO DECLARING THIS AGREEMENT NULL AND VOID.

IN WITNESS WHEREOF, the parties have executed and entered into this Agreement as of the Effective Date first above written.

CELGENE CORPORATION		DIPLOMAT SPECIALTY PHARMACY

By:	/s/ Shawn Tomasello	By:	/s/ Ryan E. Ruzziconi

Name:	Shawn Tomasello	Name:	Ryan E. Ruzziconi

Title:	Corporate VP & General Manager U.S. Hematology and Oncology	Title:	VP, General Counsel Diplomat Pharmacy, Inc.

		Date:	6/27/13
Date:	7-9-2013

Approved by Legal:	RHO
7/8/2013
Legal Dept.

Diplomat Specialty Pharmacy — Celgene PDSA

SCHEDULE 1.8

PHARMACY DISPENSING SITE LIST

Diplomat Specialty Pharmacy

4100 S. Saginaw Street

Flint, MI 48507

Diplomat Specialty Pharmacy

G-3320 Beecher Rd.

Flint, MI 48532

Diplomat Specialty Pharmacy

1370 Busch Parkway

Buffalo Grove, IL 60089

Diplomat Specialty Pharmacy

500 SE 15th St. Suite 102

Ft. Lauderdale, FL 33316

Diplomat Specialty Pharmacy

1809 Excise Ave., Suite 205-208

Ontario, CA 91761

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 1.17

REQUIREMENTS DOCUMENT

1.                                      BACKGROUND

1.1.                            REVLIMID®

REVLIMID® is approved by the United States Food and Drug Administration (FDA) for use in patients with transfusion-dependent anemia due to low — or intermediate-1 — risk myelodysplastic syndromes (MDS) associated with a deletion 5q cytogentic abnormality with or without additional cytogenetic abnormalities; and in combination with dexamethasone for the treatment of patients with multiple myeloma (MM) who have received at least one prior therapy.

REVLIMID is an analogue of thalidomide, a known teratogen that causes severe birth defects or embryo-fetal death.

REVLIMID® is available in 5-mg (white opaque), 10-mg (blue/green and yellow opaque), 15-mg (blue and white), and 25-mg (white opaque) capsules.

Multiple myeloma: The recommended starting dose of REVLIMID is 25 mg once daily on Days 1-21 of repeated 28-day cycles. The recommended dose of dexamethasone is 40 mg once daily on Days 1-4, 9-12, and 17-20 of each 28-day cycle for the first 4 cycles of therapy and then 40 mg once daily orally on Days 1-4 every 28 days. Treatment is continued or modified based upon clinical and laboratory findings.

MDS: The recommended starting dose of REVLIMID is 10 mg daily. Treatment is continued or modified based upon clinical and laboratory findings.

2.                                      BACKGROUND

2.1.                            POMALYST®

POMALYST®, a thalidomide analogue, is approved by the United States Food and Drug Administration (“FDA”) for use in patients with multiple myeloma who have received at least two prior therapies, including lenalidomide and bortezomib and have demonstrated disease progression on or within 60 days of completion of the last therapy. Approval is based on response rate. Clinical benefit, such as improvement in survival or symptoms, has not been verified.

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Thalidomide is a known teratogen that causes severe birth defects or embryo-fetal death.

POMALYST® capsules are available in:

1 mg: Dark blue opaque cap and yellow opaque body imprinted “POML” on the cap in white ink and “1 mg” on the body in black ink

2 mg: Dark blue opaque cap and orange opaque body imprinted “POML” on the cap and “2 mg” on the body in white ink

3 mg: Dark blue opaque cap and green opaque body, imprinted, “POML” on the cap and “3 mg” on the body in white ink

4 mg: Dark blue opaque cap and blue opaque body, imprinted “POML” on the cap and “4 mg” on the body in white ink

The recommended starting dose of POMALYST® is 4 mg once daily orally on Days 1-21 of repeated 28-day cycles until disease progression. POMALYST® may be given in combination with dexamethasone.

3.                                      RISK EVALUATION AND MITIGATION STRATEGY

3.1.                            OVERVIEW

Both REVLIMID and POMALYST are thalidomide analogues and are contraindicated in pregnancy. Thalidomide is a known teratogen that causes severe birth defects or embryo-fetal death.

Celgene addresses the risks of POMALYST®, REVLIMID®, and THALOMID® therapy not only through normal pharmacovigilance, but also through FDA-mandated Risk Evaluation and Mitigation Strategies, which include, among other things, restricted distribution programs entitled POMALYST REMS™, REVLIMID REMS™ and THALOMID REMS™ .

The primary tools defining the REVLIMID REMS™, POMALYST REMS and THALOMID REMS Programs are the package inserts and the REMS™ Programs Education and Prescribing Safety Kit.

The REVLIMID REMS™ and POMALYST REMS Programs control distribution of REVLIMID® and POMALYST® through certified pharmacies. The REVLIMID and POMALYST REMS Programs require education by telephone or in-person by trained, Certified Counselors who are licensed healthcare professionals, such as Nurses (“RNs”), Nurse Practitioners (“NPs”), Licensed Practical Nurses (“LPNs”), Pharmacists (“R.Ph, “), Pharmacy Interns, Physicians (“M.D.”), Doctors of Osteopathy (“D.O.”), and Physician Assistants (“P.A.”),

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before a prescription of POMALYST® or REVLIMID® can be dispensed by direct-shipment to a patient or the product is picked-up at the pharmacy. Education is the key component of the POMALYST REMS™ and REVLIMID REMS™ Programs.

3.2.                            DEFINITION

A Risk Evaluation and Mitigation Strategy (“REMS”) is a strategy to manage a known or potential serious risk associated with a drug or biological product. A REMS program can include a Medication Guide, Patient Package Insert, a communication plan, elements to assure safe use, and an implementation system, and must include a timetable for assessment of the REMS.

3.3.                            CURRENT GOALS

Consistent with Title IX of Subtitle A of the Food and Drug Administration Amendments Act (“FDAAA”) Celgene Corporation has proposed the following REMS goals for POMALYST® and REVLIMID® in the POMALYST REMS™ and REVLIMID REMS™ Programs:

•                  To prevent fetal exposures

•                  To educate physicians, other healthcare providers, and patients about embryo-fetal toxicity, deep venous thrombosis (“DVT”), and pulmonary embolism (“PE”) associated with POMALYST® and REVLIMID® therapy, as well as neutropenia and thrombocytopenia associated with REVLIMID® therapy.

3.4.                            POMALYST REMS ™ AND REVLIMID REMS™ PATIENT RISK CATEGORIES

The POMALYST REMS™ and REVLIMID REMS™ Programs classified patients into six patient risk categories:

•                  Female (4); and Male (2)

•                  Adult female of reproductive potential

•                  Adult female not of reproductive potential

•                  Female child of reproductive potential

•                  Female child not of reproductive potential

•                  Adult Male

•                  Male Child

What is a Female of Reproductive Potential (“FRP”)? An FRP is a female that:

•                  Is menstruating

•                  Is amenorrheic from previous medical treatments

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•                  Is under 50 years of age

•                  Is perimenopausal

•                  Does not qualify for the adult female or female child not of reproductive potential category

3.5.                            POMALYST REMS ™ AND REVLIMID REMS™ GENERAL REQUIREMENTS

3.5.1.                  Pregnancy Prevention

•                  FRP must

•                  Completely abstain from sexual intercourse, OR

•                  Use 2 methods of “effective birth control” simultaneously

•                  for 4 weeks before POMALYST® and/or REVLIMID® therapy commences

•                  during therapy

•                  during therapy interruptions

•                  for 4 weeks after completion of POMALYST® or REVLIMID® therapy

•                  Effective Birth Control

•                  Effective birth control

•                  At least one highly effective method of birth control combined with another highly effective or effective method of birth control must be used simultaneously

•                  Highly effective methods

•                  Intrauterine device

•                  Hormonal (pills, patch, injections, implants, or ring)

•                  Tubal ligation

•                  Partner’s vasectomy

•                  Effective barrier methods

•                  Male latex or synthetic condom

•                  Cervical cap

•                  Diaphragm

•                  Unacceptable Methods of Birth Control

•                  Progesterone-only “mini-pills”

•                  IUD Progesterone T

•                  Female condoms

•                  Natural family planning (rhythm method)

•                  Breastfeeding

•                  Fertility awareness

•                  Withdrawal

•                  Cervical shield

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•                  FRP must have 2 negative pregnancy tests (sensitivity of at least 50mIU/ml)

•                  Prior to first prescription

•                  The first one within 10-14 days

•                  The second one within 24 hours

•                  During the first month taking POMALYST® or REVLIMID® weekly for 4 weeks of use

•                  After first month

•                  Monthly if regular menses

•                  Twice a month if irregular menses

•                  If patient misses a period or has unusual menstrual bleeding, POMALYST® and/or REVLIMID® treatment should be discontinued and patient should consult with physician

•                  All Adult Females

•                  Do not breastfeed during POMALYST® and/or REVLIMID® therapy (including during dose interruptions) or for 4 weeks after last dose

•                  Do not donate blood during POMALYST® and/or REVLIMID® therapy or for 4 weeks after last dose

•                  Must not share drug with anyone

•                  Must participate in mandatory, confidential survey

•                  Male Patients

•                  During therapy and during dose interruptions

•                  Must use a latex or synthetic condom every time he has sexual intercourse with a Female of Reproductive Potential, even if he has undergone a successful vasectomy

•                  Tell his healthcare provider if he has had sexual intercourse without using a latex or synthetic condom and if his partner may be pregnant

•                  Do not donate blood or sperm

•                  Must not share drug with anyone

•                  For 4 weeks after therapy

•                  Continue using latex or synthetic condoms

•                  Do not donate blood or sperm

•                  Children

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•                  Certified Counselor should educate/counsel the parent/guardian

•                  Must not share drug with anyone

•                  Sexually active children

•                  Discuss birth control as with adults

•                  If not sexually active

•                  Must notify healthcare provider if female begins menses

•                  Counseling for all Patients with the patient/guardian for children

•                  Prevention of fetal exposure

•                  Appropriate contraception for both males and females

•                  Understand and counsel on the risks of embryo-fetal toxicity

•                  Understand and counsel on the risks of DVT and PE

•                  Understand and counsel on the risks of neutropenia and thrombocytopenia for REVLIMID therapy

•                  Do not share medication

•                  Do not donate blood

•                  During therapy and for 4 weeks after discontinuing therapy

3.5.2.                  Risk Management Plan Objectives and Tools

The following table (Table 1: Certified Counselor Objectives and Tools) provides an overview of the objectives and tools for the Certified Counselor.

[REMAINDER OF PAGE BLANK, TABLE 1 FOLLOWS]

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Table 1: Certified Counselor Objectives and Tools

Certified Counselor Objectives	Tools

• Completion of Celgene-sponsored training on POMALYST® and REVLIMID® and POMALYST REMS™ and REVLIMID REMS™ Programs to be able to counsel on the safe and effective use of POMALYST® and REVLIMID®	• Specific training provided by Celgene to contract pharmacy • Pharmacy Guide • POMALYST REMS™ and REVLIMID REMS™ Education and Counseling Checklist

•                  Warn and educate Females of Reproductive Potential and males that POMALYST® and REVLIMID® may cause severe human birth defects and embryo-fetal death. Females of Reproductive Potential must use 2 forms of effective birth control at the same time or 4 weeks before, during, during dose interruptions and 4 weeks after discontinuation of therapy. Male patients must use a latex or synthetic condom as required in the POMALYST REMS™ or REVLIMID REMS™ Programs.

•                  Adverse Drug Experience Reporting Procedure

•                  Guidelines for Ordering and Dispensing for POMALYST® and REVLIMID®

•                  Important Information about POMALYST REMS™ and REVLIMID REMS™

•                  Rules for Dispensing and Shipping

•                  Celgene Medical Information Services

•                  Q&A reference document

• Educate Females of Reproductive Potential of the requirements for pregnancy testing as scheduled during therapy

• Complete phone or in-person counseling with each patient, and complete the POMALYST REMS™ and REVLIMID REMS™ Education and Counseling Checklist prior to fulfillment of each prescription

• Understand and counsel on the risks of deep venous thrombosis (“DVT”) and pulmonary embolism (“PE”) with POMALYST® or REVLIMID® treatment

• Understand and counsel on the risks of neutropenia and thrombocytopenia with REVLIMID® treatment

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The physician and/or nurse and Certified Counselor will work as a team to ensure that the patient is properly educated about the potential risks associated with POMALYST® and/or REVLIMID® treatment.

3.6                               PHARMACY BUSINESS REQUIREMENTS

3.6.1                     Pharmacy Certification

Pharmacies must have: executed a Pharmacy Distribution and Services Agreement (“Agreement”) with Celgene; completed a POMALYST REMS™ and REVLIMID REMS™ Pharmacy Inclusion Form; and successfully completed the POMALYST REMS™ and REVLIMID REMS™ training and certification, in order to be certified with POMALYST REMS™ and REVLIMID REMS™ Programs. All pharmacy distribution sites must be certified with the POMALYST REMS™ and REVLIMID REMS™ Programs.

3.6.2                     POMALYST REMS™ and REVLIMID REMS™ PROGRAMS Training/Certification for Counselors and Staff

•                  Certified Counselors and Pharmacists involved in dispensing Celgene REMS Products:

•                  For counselors to be certified they are required to be licensed healthcare professionals (See section 3.1). Counselors must complete POMALYST® and REVLIMID® PI and Adverse Event Reporting training modules, and POMALYST REMS™ and REVLIMID REMS™ training via onsite training (for newly certified sites), along with web based training modules, as may be required, to receive certification (Certified Counselor)). Additional personnel added to the program by a certified pharmacy must perform the web based training to receive certification prior to counseling patients. All Pharmacists involved in dispensing POMALYST® and REVLIMID® must complete the same training as a Certified Counselor.

•                  All Certified Counselors are required to take the Adverse Event Reporting training modules and the POMALYST REMS™ and REVLIMID REMS™ Certification Exam on an annual basis in order to maintain their certification status as counselors. Additionally, revised training or additional training, based upon enhanced POMALYST REMS™ and REVLIMID REMS™ training requirements, or in response to identified regulatory issues, may be deployed using web based training and all Certified Counselors must complete the training by its scheduled due date in order to maintain their Certified Counselor status.

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•                  A score of one hundred percent (100%) is required to pass the POMALYST REMS™ and REVLIMID REMS™ exams. If a Counselor fails the POMALYST REMS™ and REVLIMID REMS™ exam 4 times they will be locked out and be required to contact Celgene Customer Care and speak to a Compliance Specialist to request one additional attempt. The 5th attempt resulting in failure, will be reported to the National Account Manager and/or Regional Account Manager to provide additional training as needed.

•                  Training for pharmacy staff involved in dispensing Celgene REMS products:

•                  Other Pharmacy staff involved in dispensing POMALYST®, REVLIMID®, or THALOMID® under the POMALYST REMS™, REVLIMID REMS™ and THALOMID REMS™ Programs that are not counselors or Pharmacists must be educated on the dispensing guidelines and adverse event reporting, and may be required to complete web based training as may be deemed necessary by Celgene. These staff members must read the POMALYST REMS and REVLIMID REMS™ pharmacy training and Adverse Drug Reaction Reporting, and must sign and date the acknowledgment form (Please see: Figure 1) indicating that that they have read and understand the trainings. A Certified Counselor/Pharmacist or Celgene representative must also sign and date form to acknowledge that they reviewed the training with the staff member to ensure the staff member’s understanding of the training materials. Additionally, revised training or additional training requirements, based on enhancements to training requirements or in response to identified regulatory issues, may be required to read and acknowledge.

3.6.3                     Guidelines for Dispensing POMALYST®, REVLIMID®, or THALOMID® (Please see Figure 2: Workflow for Dispensing POMALYST® or REVLIMID®))

(1)                                 Fill valid prescriptions for POMALYST®, REVLIMID®, or THALOMID® in accordance with the respective POMALYST REMS™, REVLIMID REMS™, or THALOMID REMS™, and all applicable laws and regulations. Accept only prescriptions with an authorization number and patient risk category. NOTE: Patient risk category is not applicable to THALOMID REMS™. The authorization number is a number issued by Celgene Customer Care to the prescriber after the completion of patient counseling by the prescriber, the patient survey, and the physician survey.

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(2)                                 Prescriptions with corresponding authorization numbers are only valid for: (a) seven (7) days from the date of the last pregnancy test for FRP; and, (b) thirty (30) days from the date issued for all other patients. Prescriptions must be faxed or presented in person. Telephone prescriptions are not permitted. Prescriptions may be submitted electronically if state law permits. If a prescription does not have an authorization number and/or patient risk category, the pharmacy can contact the prescriber or Celgene Customer Care, obtain the authorization number and/or patient risk category over the phone and write it on the prescription or include in electronic pharmacy records that can be linked to the original prescription. The pharmacist or designee will need to sign, date, and obtain name and title of person who provided the information, document on the hard copy of the prescription or in electronic pharmacy records that can be linked to the original prescription.

(3)                                 Contact the patient through a Certified Counselor to provide the required counseling and to verify the shipping address. Before dispensing POMALYST® or REVLIMID®, a certified counselor will be required to complete the POMALYST REMS™ or REVLIMID REMS™ Education and Counseling Checklist. (Please see: Figure 3 and Figure 5)

(4)                                 Call each unique authorization number on every prescription into the automated system at the Celgene Customer Care Center, open 24 hours a day, 7 days a week, at 1-888-423-5436, prompt #3 to identify yourself as a pharmacy, then #1 to obtain a confirmation number

(a)                                 Enter NABP# or DEA#

(b)                                 Enter authorization number written on prescription

(c)                                  Enter number of milligram strength and number of capsules being dispensed

(5)                                 Celgene Customer Care Center will provide a confirmation number once the authorization number has been verified. Write the confirmation number on the prescription and date it, or include in pharmacy electronic records that can be linked to the original prescription. The confirmation number is valid for 24-hours once it is obtained from Celgene.

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(6)                                 Dispense no more than a 4-week (28-day) supply with no refills, along with the FDA approved MEDICATION GUIDE. A new prescription is required for subsequent dispenses.

(7)                                 Dispense subsequent prescriptions only if 7 days or less of therapy remaining on the current prescription.

(8)                                 In the event that the patient cannot be contacted or does not have access to a phone:

(a)                                 Contact the Certified Prescriber; and

(b)                                 Call and counsel patient in Certified Prescriber’s office after prescription has been faxed.

(9)                                 Do not transfer POMALYST®, REVLIMID®, or THALOMID® to another Pharmacy. Prescription transfers are allowed to be faxed to another pharmacy in the POMALYST REMS™, REVLIMID REMS™, or THALOMID REMS™ network if the original pharmacy is not in the patient’s insurance network.

(10)                          Educate ALL STAFF involved in filling POMALYST®, REVLIMID®, or THALOMID® prescriptions about the dispensing procedures and document as per training requirements listed in Section 3.6.2 above.

(11)                          Keep a record of the prescription and POMALYST REMS™ or REVLIMID REMS™ Education and Counseling Checklist with each POMALYST® and REVLIMID® prescription. Alternatively, the checklist and prescription can be linked to each other electronically in Pharmacy’s computer system. If Pharmacy uses electronic Education and Counseling Checklist, it must be identical to the paper version (including all required elements from the paper form) provided by Celgene.

(12)                          The FDA approved MEDICATION GUIDE must be included with EACH filled prescription.

3.6.4                     Shipping Requirements

•                  To avoid delays in the start of therapy, Product must be provided to patients as follows:

•                  Females of Reproductive Potential (High Risk) — Product must be shipped the same day the confirmation number is obtained or picked-up within twenty four (24) hours of obtaining the

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confirmation number.

•                  All other risk categories — Product must be shipped within twenty four (24) hours of obtaining the confirmation number or picked-up within twenty four (24) hours of obtaining the confirmation number.

•                  Use appropriate packing materials to protect the Product in transit

•                  Track each shipment to ensure on-time delivery

•                  Ship all packages for all patient risk categories Monday through Friday utilizing next calendar day delivery SIGNATURE REQUIRED.

•                  All shipments for FRP are required to ship for next calendar day delivery on the first attempt. For all FRP, all shipments on Fridays must be shipped for Saturday delivery with SIGNATURE REQUIRED.

•                  NOTE: Because THALOMID does not have a Risk Category written on the prescription, all THALOMID shipments must be shipped for next calendar day delivery, including Friday for Saturday delivery.

•                  For all Male patients and all non-FRP female patients, all shipments on Fridays may be shipped for either Saturday delivery with SIGNATURE REQUIRED or Monday delivery with SIGNATURE REQUIRED.

IN ADDITION TO THE FOREGOING, PHARMACY MUST CANCEL THE CONFIRMATION NUMBER IF THE SHIPMENT IS “UNDELIVERABLE.” FOR PURPOSES OF THIS PARAGRAPH “UNDELIVERABLE” SHALL MEAN DELIVERY HAS BEEN ATTEMPTED BY THE CARRIER (UPS, FEDEX, ETC.) AND CARRIER WAS UNABLE TO DELIVER THE SHIPMENT AFTER 3 ATTEMPTS AT DELIVERY. THE SHIPMENT SHALL BE RETURNED TO THE PHARMACY AS “UNDELIVERABLE”. ONCE THE SHIPMENT IS RETURNED TO THE PHARMACY AS “UNDELIVERABLE”, PHARMACY MUST CONTACT CELGENE TO CANCEL THE CONFIRMATION NUMBER.

By way of example only: A shipment (for any patient risk category) is shipped to a patent on Friday, May 3, 2013 for Saturday delivery signature required. The patient is not home when the carrier arrives to deliver the package. The carrier’s next attempt to deliver is Monday, May 6, 2013. The patient is not home again to receive the package. The carrier

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reattempts the delivery on Tuesday May 7, 2013 and the patient is not home once again. The carrier now returns the package to the Pharmacy as undeliverable. At this point, the Pharmacy must call Celgene the day they receive the undeliverable package to cancel the confirmation number. If the package is returned to the pharmacy on a Saturday or Sunday, the Pharmacy must call Celgene Customer Care first thing Monday morning to obtain a cancellation number.

•                  As a reminder, each prescription requires a new confirmation number when ready to ship again (after the shipment had been returned due to being undeliverable.). Record the confirmation number and the date that the confirmation number was received from Celgene Customer Care after you have counseled the patient, and prior to shipping product.

YOU MUST NOT DISPENSE OR SHIP POMALYST®, REVLIMID®, OR THALOMID® WITHOUT A VALID AND CURRENT CONFIRMATION NUMBER.

•                  The Pharmacy shall not ship or dispense POMALYST®, REVLIMID®, or THALOMID® to a patient until:

•                  The authorization numbers (and patient risk category for POMALYST® or REVLIMID®) are recorded on the prescription form, or POMALYST® or REVLIMID® Patient Prescription form (Please see: Figure 4), by the Prescriber or designee, or Pharmacy Certified Counselor or designee.

•                  The Certified Counselor has counseled the patient.

•                  The Pharmacy, through the Certified Counselor confirms by completing the Education and Counseling Checklist, that the patient understands the risks of POMALYST® or REVLIMID® therapy.

•                  NOTE: Any patient who has not received POMALYST®, REVLIMID® or THALOMID in the prior twelve (12) months will be considered a “new” patient and will have to be recertified into the POMALYST REMS™, REVLIMID REMS™ or THALOMID REMS Program, as applicable.

•                  Celgene Customer Care provides the confirmation number to the Pharmacist or designee when the Pharmacist or designee calls to verify the authorization number. The Pharmacist or designee must write the confirmation number and date on the hard copy of the prescription or document in the Pharmacy’s electronic records

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linked to that prescription. The confirmation number obtained is valid for twenty four (24) hours. For prescriptions filled for Females of Reproductive Potential (FRP), the Pharmacy must ship the Product the same day that they receive the confirmation number or provide the Product directly to the patient within twenty four (24) hours of receipt of the confirmation number. For prescriptions for all other risk categories, Pharmacy shall ship within twenty-four (24) hours of obtaining the confirmation number.

DO NOT DISPENSE OR SHIP POMALYST® OR REVLIMID® IF:

(a)                                 THE PATIENT IS PREGNANT;

(b)                                 A FEMALE OF REPRODUCTIVE POTENTIAL STATES PREGNANCY TESTS WERE NOT CONDUCTED; OR

(c)                                  THE PATIENT STATED THAT THEY DID NOT USE RECOMMENDED EFFECTIVE BIRTH CONTROL (UNLESS PRACTICING CONTINUOUS ABSTINENCE). See section 3.5.1 for required effective birth control.

IF A, B, OR C OCCUR, CONTACT THE CERTIFIED PRESCRIBER AND CELGENE AT 1-888-423-5436, TO REPORT INDIVIDUAL INCIDENT(S).

3.6.5                     Communication Requirements

•                  A Certified Prescriber needs to be notified within twenty four (24) hours of receipt of prescription by the Pharmacy via automated fax back or phone call..

•                   Physician and patient are notified of patient’s health benefits, cost sharing amount, and non-profit foundations (if needed) once benefits are determined.

•                   For prolonged benefit investigations, prior authorizations, and medical exception cases — physician and patient shall be updated every forty eight (48) hours on status.

•                   If patient requires reimbursement support (benefits, appeals, co-pay assistance), Pharmacy shall refer the cases to Celgene Patient Support within 24 hours of status determination.

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•                   Pharmacy shall refer all cases deemed as “No-Go” status (cannot be filled by the Pharmacy for any and all reasons) to Celgene Patient Support within 24 hours of “No-Go” status determination.

•                   Pharmacy shall refer prescription transfers via fax to the assigned or preferred Pharmacy provider within 24 hours of determination of benefits.

3.6.6                     Adherence Program

•                   Pharmacy will remind patients to adhere to their POMALYST® and/or REVLIMID® treatment. FRPs should be contacted with ample time to schedule their pregnancy test(s) and for the physician to receive results prior to writing a new prescription..

3.6.7                     Referrals to Celgene Patient Support®

•                   Certified Pharmacy will apply its standard reimbursement services of benefit verification, alternate funding, prior authorizations, invoicing, billing, and account/receivables management.

•                   The following may be reasons to refer a patient to Celgene Patient Support®:

•                  Denial of Prior Authorizations;

•                  Inability to meet out of pocket responsibility;

•                  Investigation of potential co-pay assistance; or

•                  Uninsured or Underinsured patient.

3.6.8                     Pharmacy Deviations:

•                   The Pharmacy will be required to investigate and correct conditions that lead to deviations from Celgene’s REMS (i.e., POMALYST REMS™ REVLIMID REMS™, THALOMID REMS™ Programs) Celgene is committed to work with the Pharmacy to implement appropriate corrective actions. However, if these efforts are not successful, Celgene has the right in its sole and absolute discretion to deactivate the Pharmacy and additional dispenses will not be authorized.

•                   When a Pharmacy is identified as non-compliant with the dispensing requirements under POMALYST REMS™, REVLIMID REMS™, or

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THALOMID REMS™ for dispense/dispensing to an FRP, a RCS will follow the process below:

•                   NOTE: In the event that Celgene deems any other dispensing situation to be High Risk, Celgene shall have the right in its sole discretion to apply this provision and will contact the Pharmacy to advise that the subject dispense is deemed High Risk.

•                   For a FIRST OCCURRENCE of Pharmacy non-compliance involving an FRP or other High Risk dispense:

•                   The RCS educates the Pharmacy manager or designee about the dispensing requirements of the applicable REMS Program(s). The field representative must perform an in-service within 5 business days.

•                  For a SECOND OCCURRENCE of Pharmacy non-compliance involving a FRP:

•                   The RCS educates the Pharmacy manager or designee regarding the dispensing requirements of the applicable REMS Program(s).

•                   The Manager, Customer Care, Risk and Compliance or designee prepares an evaluation report and sends it to the Senior Director, Risk Management Operations or his designee, who determines next steps. Next steps may include deactivation, implementation of risk mitigation measures, or other actions as deemed suitable by Celgene before the in-service can be performed by the Celgene field representative.

•                   The Manager, Customer Care, Risk and Compliance or his designee communicates the outcome of the evaluation report review to the Pharmacy, and the appropriate Celgene Field Representative The Manager, Risk and Compliance or designee documents the outcome of this communication .

•                   For any ADDITIONAL OCCURRENCE BEYOND THE SECOND OCCURRENCE of Pharmacy non-compliance involving an FRP or High Risk dispense involving any other patient:

•                  Non-Compliant Investigation Form is completed by an RCS, reviewed by Supervisor/Manager, and sent to Celgene’s Chief Medical Officer (“CMO”) for review.

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•                   The CMO determines the appropriate steps that must be followed, such as deactivation from Celgene REMS Program)s) or any action deemed suitable by Celgene.

•                   If the Pharmacy is deactivated, it will be informed of the decision and will not be permitted to order or dispense any Celgene Products.

•                   Upon notification from the CMO or his designee, a written notice will be sent to the Pharmacy indicating that the Pharmacy has been placed on “Deactivated” status.

•                   When a Pharmacy is identified as non-compliant with dispensing requirements under POMALYST REMS™, REVLIMID REMS™, or THALOMID REMS™ Programs, for dispenses/dispensing to all risk categories, except FRP and High Risk dispenses, a Celgene Risk Compliance Specialist (“RCS”) will follow the process below:

•                   An outbound call will be placed to educate the Pharmacy manager or designee regarding the critical elements of the applicable REMS Program(s). The Pharmacy manager or designee is responsible for educating all Pharmacy staff on the dispensing requirements of the applicable REMS Program(s).

•                   The Pharmacy Manager will be asked to complete a non-compliant form, which will be supplied at the time that the non-compliance was identified. This can be completed by calling 1-888-423-5436 or by faxing the form to 1-866-284-2188 or by emailing the form to Celgene Risk Compliance at compliance@celgene.com within the requested timeframe and providing the reason for the noncompliant behavior. This includes an action plan to prevent future non-compliance.

•                   The RCS will communicate with the field representative (Celgene National Account Manager, Regional Account Manager, or Hematology Oncology Consultant.) regarding the occurrence, requesting that an in-service be performed.

•                   If two or more non-compliant dispenses are identified and captured during the same call with the Pharmacy Manager, they shall be considered one occurrence.

•                   Removal from Deactivated Status: In the event that a Pharmacy wishes to be removed from “Deactivated” status, the following process must be followed:

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•                   The Pharmacy must submit a letter of appeal directly to the CMO requesting reinstatement.

•                   The letter must document how circumstances have changed to ensure future compliance in the REMS Program(s).

1.               The CMO shall evaluate the appeal and determine whether the Pharmacy should be reactivated or remain deactivated.

•                   If the request to be removed from “Deactivated” status is accepted: the Pharmacy will receive a reinstatement letter and the RCS reactivates the pharmacy in the PRiME application.

•                   If the request to be removed from “Deactivated” status is denied: The Pharmacy will receive a letter from CMO or his designee advising that the request for removal of “Deactivated” status has been denied.

3.6.9                     Adverse Drug Experience Reporting

•                  All Adverse Drug Experiences suspected to be associated with the use of POMALYST®, REVLIMID®, or THALOMID® and all cases of special situations received by the Pharmacy from Prescribers or patients associated with the dispensing of POMALYST®, REVLIMID®, or THALOMID® must be reported within twenty four (24) hours to Celgene so that Celgene can meet all current health authority regulations and guidelines for reporting of Adverse Drug Experiences relating to POMALYST®, REVLIMID®, or THALOMID®.

•                  All reports of suspected pregnancy exposure must be reported immediately.

4.                                      AUDIT

First audits will occur within 3 months of a Pharmacy’s first dispense of POMALYST® or REVLIMID®, , then an annual audit , and a risk-based approach or every 3 years thereafter.

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 1: POMALYST REMS™ AND REVLIMID REMS™ NON-COUNSELOR STAFF TRAINING ACKNOWLEDGMENT

POMALYST REMS™ AND REVLIMID REMS™ NON COUNSELOR STAFF TRAINING ACKNOWLEDGMENT

I intend to assist in the dispensing of Celgene REMS products, and certify that I have read and understand the following REVLIMID REMS™ and POMALYST REMS™ training and Adverse Event Reporting training items.

•      POMALYST REMS™ and REVLIMID REMS™ Training

•      REMS ADVERSE DRUG REACTION REPORTING OVERVIEW PRESENTATION

•      REMS ADVERSE DRUG REACTION REPORTING FORM

•      REMS ADVERSE DRUG REACTION REPORTING FORM INSTRUCTIONS

•      REMS ADR REPORTING — IMPORTANT MEDICAL EVENTS LIST

I understand that if there are revised training or additional training, based upon enhanced POMALYST REMS™ or REVLIMID REMS™ training requirements or in response to identified regulatory issues, I will be required to be trained to ensure understanding and will sign another training acknowledgment form at that time.

PRINTED NAME OF PHARMACY STAFF MEMBER

SIGNATURE OF PHARMACY STAFF MEMBER

DATE

I certify that I have assisted in training above pharmacy staff member the CELGENE REMS requirements.

PRINTED NAME OF CERTIFIED COUNSELOR/CERTIFIED PHARMACIST WITH CELGENE REMS OR CELGENE STAFF

SIGNATURE OF CERTIFIED COUNSELOR/CERTIFIED PHARMACIST WITH CELGENE REMS OR CELGENE STAFF

DATE

REVLIMID REMS™ and POMALYST REMS™ are trademarks of Celgene Corporation.
© 2013 Celgene corporation	05/13	REMS-GEN13301

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 2: WORKFLOW FOR DISPENSING REVLIMID® OR POMALYST®

1
Prescriber certifies with Celgene REMS program.
2
Prescriber counsels patient on benefits and risks of therapy. For all female patients of reproductive potential, the prescriber verifies negative pregnancy test results.
3
Prescriber and patient complete a Patient-Physician Agreement Form and send to Celgene.
4
Patient completes mandatory confidential survey. For male patients, the Patient-Physician Agreement Form is the initial survey.
5
Prescriber completes mandatory confidential survey and obtains authorization number.
6
Prescriber writes prescription including the patient risk category and authorization number.
7
Prescriber sends prescription to certified pharmacy.
8
Pharmacy contacts patient and counsels patient.
9
Pharmacy obtains confirmation number and enters the number and date acquired on the prescription.
10
Pharmacy dispenses drug to patient along with a Medication Guide.

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 3: POMALYST REMS™ EDUCATION AND COUNSELING CHECKLIST

Education and counseling checklist for pharmacies

POMALYST Risk Evaluation and Mitigation Strategy (REMS)™ program education and prescribing safety

Authorization No:	Confirmation No.:		Confirmation Date:
Pharmacy Name:
Pharmacy Address:
Counselor Name:		Work Phone:	Ext:
Patient Name:		Date of Birth:	Patient I.D. No.:
Risk Category:

Checklist for female patients of reproductive potential

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Potential embryo-fetal toxicity

☐       Not taking POMALYST if pregnant or breastfeeding

☐       Using at the same time at least 1 highly effective method—tubal ligation, IUD, hormonal (birth control pills, hormonal patches, injections, vaginal rings, or implants), or partner’s vasectomy—and at least 1 additional effective method of birth control—male latex or synthetic condom, diaphragm, or cervical cap—every time they have sex with a male, or abstaining from sex with a male

☐       Continuing to use at the same time at least 1 highly effective method and at least 1 additional effective method of birth control beginning at least 4 weeks before taking POMALYST, while taking POMALYST, during dose interruptions, and for at least 4 weeks after stopping POMALYST every time they have sex with a male, or abstaining from sex with a male

1 of 4	(continued on next page)

Diplomat Specialty Pharmacy — Celgene Schedules

☐       Obtaining a pregnancy test—performed by their healthcare provider—weekly during the first 4 weeks of use. Thereafter, pregnancy testing should be repeated every 4 weeks during the rest of their treatment in females with regular menstrual cycles or no cycle at all. If menstrual cycles are irregular, the pregnancy testing should occur every 2 weeks

☐       The need to stop taking POMALYST™ (pomalidomide) right away in the event of becoming pregnant, or if they think for any reason they may be pregnant, and to call their healthcare provider immediately

☐       Possible side effects include deep vein thrombosis and pulmonary embolism

☐       Not sharing POMALYST capsules with anyone—especially with females who can get pregnant

☐       Not donating blood while taking POMALYST (including dose interruptions) and for 4 weeks after stopping POMALYST

☐       Not breaking, chewing, or opening POMALYST capsules

☐       Instructions on POMALYST dose and administration)

Milligram (mg) Strength	Number of Capsules Dispensed

FEMALE CHILDREN (< 18YEARS OF AGE):

☐       Parent or legal guardian must have read the POMALYST REMS™ education material and agreed to ensure compliance

Checklist for female patients not of reproductive potential (natural menopause for at least 24 consecutive months, a hysteractomy, and/or bilatoral oophorectomy)

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Possible side effects include deep vein thrombosis and pulmonary embolism

☐       Not sharing POMALYST capsules with anyone—especially with females who can get pregnant

☐       Not donating blood while taking POMALYST (including does interruptions) and for 4 weeks after stopping POMALYST

☐       Not breaking, chewing, or opening POMALYST capsules

☐       Instructions on POMALYST dose and administration

Milligram (mg) Strength	Number of Capsules Dispensed

2 of 4	(continued on next page)

FEMALE CHILDREN (<18 YEARS OF AGE):

☐       Parent or legal guardian must have read the POMALYST REMS™ education material and agreed to ensure compliance

☐       Parent or legal guardian must inform the child’s doctor when the child begins menses

Checklist for male patients

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Potential embryo-fetal toxicity and contraception (wearing a latex or synthetic condom every time when engaging in sexual intercourse with a female who can get pregnant)

☐       Female partners of males taking POMALYST™ (pomaldomide) must call their healthcare provider right away if they get pregnant

☐       Possible side effects include deep vein thrombosis and pulmonary embolism

☐       Not sharing POMALYST capsules with anyone—especially with females who can get pregnant

☐       Not donating blood or sperm while taking POMALYST (including dose interruptions) and for 4 weeks after stopping POMALYST

☐       Not breaking, Chewing, or opening POMALYST capsules

☐       Instructions on POMALYST dose and administration

Milligram (mg) Strength	Number of Capsules Dispensed

MALE CHILDREN (<18 YEARS OF AGE):

☐       Parent of legal guardian must have read the POMALYST REMS™ education material and agreed to ensure compliance

3 of 4	(continued on next page)

Rules for dispensing and shipping

DO NOT DISPENSE OR STOP POMALYST (pomalidomide) TO A PATIENT UNLESS ALL THE FOLLOWING ARE DONE:

☐       Prescription has an authorization number and patient risk category written on it

☐       You have counseled the patient

☐       You have obtained a confirmation number and a confirmation date

☐       You are shipping the product within 24 hours of obtaining the confirmation number and requesting confirmation of receipt. For females of reproductive potential, the product must be shipped the same day the confirmation number is obtained

☐       The Medication Guide is included with the prescription

☐       You confirm the prescription is no more than a 4-week (28-day) supply and there are 7 days or less remaining on the existing POMALYST prescription

All boxes and spaces must be marked or filled in during counseling with the patient for every prescription.

Counselor Signature:	Date:

For more information about POMALYST and the POMALYST REMS™ program, please visit www.CelgeneRiskManagement.com, or call the Celgene Customer Care Center at 1-888-423-5436.

Celgene Corporation

86 Morris Ave

Summit, NJ 07901

POMALYST is only available under a restricted distribution program, POMALYST REMS™.

Please see full Prescribing Information, including Boxed WARNINGS, CONTRAINDICATIONS, WARNINGS AND PRECAUTIONS, and ADVERSE REACTIONS, enclosed.

Pomalyst is a registered trademark of Celgene Corporation. POMALYST REMSTM is a trademark of Celgene Corporation.

4 of 4

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 4: POMALYST® PATIENT PRESCRIPTION FORMS

POMALYST® (pomalidomide) Patient Prescription Form

Today’s Date		Date Rx Needed
Patient Last Name		Patient First Name
Phone Number ( )
Shipping Address
City		State	Zip
Date of Birth		Patient ID#
Language Preference: ☐ English	☐ Spanish	☐ Other
Best Time to Call Patient: ☐ AM		☐ PM
Patient Diagnosis (ICD-9 Code)
Patient Allergies

Other Current Medications

Prescriber Name
State License Number
Prescriber Phone Number ( )				Ext.
Fax Number ( )
Prescriber Address

City		State	Zip

Patient Type From PPAF (Check one)
☐ Adult Female — NOT of Reproductive Potential
☐ Adult Female — Reproductive Potential
☐ Adult Male
☐ Female Child — Not of Reproductive Potential
☐ Female Child — Reproductive Potential
☐ Male Child

PRESCRIPTION INSURANCE INFORMATION
(Fill out entirely and fax a copy of patient’s insurance card, both sides)

Primary Insurance

Insured

Policy #

Group #

Phone #

Rx Drug Card #

Secondary Insurance

Insured

Policy #

Group #

Phone #

Rx Drug Card #

TAPE PRESCRIPTION HERE PRIOR TO FAXING REFERRAL, OR COMPLETE THE FOLLOWING:

Recommended Starting Dose: See below for dosage

Multiple Myeloma: The recommended starting dose of POMALYST is 4 mg/day orally for Days 1 — 21 of repeated 28-day cycles. Dosing is continued or modified based upon clinical and laboratory findings

POMALYST

Dose	Quantity	Directions
☐ 1 mg
☐ 2mg
☐ 3mg
☐ 4 mg

☐ Dispense as Written		☐ Substitution Permitted

NO REFILLS ALLOWED (Maximum Quantity = 28 days)

Prescriber Signature		Date
Authorization #		Date
(To be filled in by healthcare provider)
Pharmacy Confirmation #		Date
(To be filled in by pharmacy)

For further information on POMALYST, please refer to the full Prescribing Information

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 4 (continued): REVLIMID® PATIENT PRESCRIPTION FORMS

REVLIMID® (lenalidomide) Patient Prescription Form

Today’s Date		Date Rx Needed
Patient Last Name		Patient First Name
Phone Number ( )
Shipping Address
City		State	Zip
Date of Birth		Patient ID#
Language Preference: ☐ English	☐ Spanish	☐ Other
Best Time to Call Patient: ☐ AM		☐ PM
Patient Diagnosis (ICD-9 Code)
Patient Allergies

Other Current Medications

Prescriber Name
State License Number
Prescriber Phone Number ( )				Ext.
Fax Number ( )
Prescriber Address

City		State	Zip

Patient Type From PPAF (Check one)
☐ Adult Female — NOT of Reproductive Potential
☐ Adult Female — Reproductive Potential
☐ Adult Male
☐ Female Child — Not of Reproductive Potential
☐ Female Child — Reproductive Potential
☐ Male Child

PRESCRIPTION INSURANCE INFORMATION
(Fill out entirely and fax a copy of patient’s insurance card, both sides)

Primary Insurance

Insured

Policy #

Group #

Phone #

Rx Drug Card #

Secondary Insurance

Insured

Policy #

Group #

Phone #

Rx Drug Card #

TAPE PRESCRIPTION HERE PRIOR TO FAXING REFERRAL, OR COMPLETE THE FOLLOWING:

Recommended Starting Dose: See below for dosage

Myelodysplastic Syndromes: The recommended starting dose of REVLIMID is 10 mg/day with water. Dosing is continued or modified based upon clinical and laboratory findings.

Multiple Myeloma: The recommended starting dose of REVLIMID is 25 mg/day orally for Days 1 — 21 of repeated 28-day cycles. Dosing is continued or modified based upon clinical and laboratory findings.

REVLIMID

Dose	Quantity	Directions
☐ 2.5 mg
☐ 5mg
☐ 10mg
☐ 15 mg
☐ 25 mg

☐ Dispense as Written		☐ Substitution Permitted

NO REFILLS ALLOWED (Maximum Quantity = 28 days)

Prescriber Signature		Date
Authorization #		Date
(To be filled in by healthcare provider)
Pharmacy Confirmation #		Date
(To be filled in by pharmacy)

For further information on REVLIMID, please refer to the full Prescribing Information

Diplomat Specialty Pharmacy — Celgene Schedules

How to Fill a REVLIMID® (lenalidomide) Prescription

1.	Healthcare Provider (HCP) Instructs female patients to complete Initial patient survey
2.	HCP completes survey
3.	HCP completes patient prescription form
4.	HCP obtains REVLIMID REMS™ authorization number
5.	HCP provides authorization number on patient prescription form
6.	HCP faxes form, including prescription, to one of the Celgene Certified Pharmacy Network participants (see below)
7.	HCP advises patient that a representative from the certified pharmacy will contact them
8.	Certified pharmacy conducts patient education
9.	Certified pharmacy obtains confirmation number
10.	Certified pharmacy ships REVLIMID to patient with MEDICATION GUIDE

Please see www.Celgene.com/PharmacyNetwork for the list of pharmacy participants

Information about REVLIMID and the REVLIMID REMS™ program can be obtained by calling the Celgene Customer Care Center toll-free at 1-888-423-5436, or at www.CelgeneRiskManagement.com.

REVLIMID® is a registered trademark of Celgene Corporation. REVLIMID REMS™ is a trademark of Celgene Corporation.

©2013 Celgene Corporation	1/13	REMS-REV12107

Diplomat Specialty Pharmacy — Celgene Schedules

FIGURE 5: REVLIMID REMS™ EDUCATION AND COUNSELING CHECKLIST

REVLIMID Risk Evaluation and Mitigation Strategy (REMS)™ program (formerly known as the RevAssist® program) education and prescribing safety

Authorization No:	Confirmation No.:	Confirmation Date:
Pharmacy Name:
Pharmacy Address:
Counselor Name:	Work Phone:		Ext:
Patient Name:	Date of Birth:	Patient I.D. No.:
Risk Category:

Checklist for female patients of reproductive potential

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Potential embryo-fetal toxicity

☐       Not taking REVLIMID if pregnant or breastfeeding

☐       Using at the same time at least 1 highly effective method—tubal ligation, IUD, hormonal (birth control pills, hormonal patches, injections, vaginal rings, or implants), or partner’s vasectomy—and at least 1 additional effective method of birth control—male latex or synthetic condom, diaphragm, or cervical cap—every time they have sex with a male, or abstaining from sex with a male

☐       Continuing to use at the same time at least 1 highly effective method and at least 1 additional effective method of birth control beginning at least 4 weeks before taking REVLIMID, while taking REVLIMID, during dose interruptions, and for at least 4 weeks after stopping REVLIMID every time they have sex with a male, or abstaining from sex with a male

☐       Obtaining a pregnancy test—performed by their healthcare provider—weekly during the first 4 weeks of use. Thereafter, pregnancy testing should be repeated every 4 weeks during the rest of their treatment in females with regular menstrual cycles or no cycle at all. If menstrual cycles are irregular, the pregnancy testing should occur every 2 weeks

1 of 4	(continued on next page)

Diplomat Specialty Pharmacy — Celgene Schedules

☐       The need to stop taking REVLIMID® (lenalidomide) right away in the event of becoming pregnant, or if they think for any reason they may be pregnant, and to call their healthcare provider immediately

☐       Possible side effects include neutropenia, thrombocytopenia, deep vein thrombosis, and pulmonary embolism

☐       The need for del 5q MDS patients to schedule a blood test every week for the first 8 weeks and monthly thereafter to monitor blood counts while taking REVLIMID

☐       Not sharing REVLIMID capsules with anyone—especially with females who can get pregnant

☐       Not donating blood while taking REVLIMID (including dose interruptions) and for 4 weeks after stopping REVLIMID

☐       Not breaking, chewing, or opening REVLIMID capsules

☐       Instructions on REVLIMID dose and administration

Milligram (mg) Strength	Number of Capsules Dispensed

FEMALE CHILDREN (<18 YEARS OF AGE):

☐       Parent or legal guardian must have read the REVLIMID REMS™ education material and agreed to ensure compliance

Checklist for female patients not of reproductive potential (natural menopause for at least 24 consecutive months, a hysterectomy, and/or bilateral oophorectomy)

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Possible side effects include neutropenia, thrombocytopenia, deep vein thrombosis, and pulmonary embolism

☐       The need for del 5q MDS patients to schedule a blood test every week for the first 8 weeks and monthly thereafter to monitor blood counts while taking REVLIMID

☐       Not sharing REVLIMID capsules with anyone—especially with females who can get pregnant

☐       Not donating blood while taking REVLIMID (including dose interruptions) and for 4 weeks after stopping REVLIMID

☐       Not breaking, chewing, or opening REVLIMID capsules

2 of 4	(continued on next page)

Diplomat Specialty Pharmacy — Celgene Schedules

☐       Instructions on REVLIMID® (lenalidomide) dose and administration

Milligram (mg) Strength	Number of Capsules Dispensed

FEMALE CHILDREN (<18 YEARS OF AGE):

☐       Parent or legal guardian must have read the REVLIMID REMS™ education material and agreed to ensure compliance

☐       Parent or legal guardian must inform the child’s doctor when the child begins menses

Checklist for male patients

☐       I will make sure that patients are aware that they will receive the Medication Guide along with their prescription

I COUNSELED ADULTS AND CHILDREN ON:

☐       Potential embryo-fetal toxicity and contraception (wearing a latex or synthetic condom every time when engaging in sexual intercourse with a female who can get pregnant)

☐       Female partners of males taking REVLIMID must call their healthcare provider right away if they get pregnant

☐       Possible side effects include neutropenia, thrombocytopenia, deep vein thrombosis, and pulmonary embolism

☐       The need for del 5q MDS patients to schedule a blood test every week for the first 8 weeks and monthly thereafter to monitor blood counts while taking REVLIMID

☐       Not sharing REVLIMID capsules with anyone—especially with females who can get pregnant

☐       Not donating blood or sperm while taking REVLIMID (including dose interruptions) and for 4 weeks after stopping REVLIMID

☐       Not breaking, chewing, or opening REVLIMID capsules

☐       Instructions on REVLIMID dose and administration

Milligram (mg) Strength	Number of Capsules Dispensed

MALE CHILDREN (<18 YEARS OF AGE):

☐       Parent or legal guardian must have read the REVLIMID REMS™ education material and agreed to ensure compliance

3 of 4	(continued on next page)

Diplomat Specialty Pharmacy — Celgene Schedules

Rules for dispensing and shipping

DO NOT DISPENSE OR SHIP REVLIMID® (lenalidomide) TO A PATIENT UNLESS ALL THE FOLLOWING ARE DONE:

☐       Prescription has an authorization number and patient risk category written on it

☐       You have counseled the patient

☐       You have obtained a confirmation number and a confirmation date

☐       You are shipping the product within 24 hours of obtaining the confirmation number and requesting confirmation of receipt. For females of reproductive potential, the product must be shipped the same day the confirmation number is obtained

☐       The Medication Guide is included with the prescription

☐       You confirm the prescription is no more than a 4-week (28-day) supply and there are 7 days or less remaining on the existing REVLIMID prescription

All boxes and spaces must be marked or filled in during counseling with the patient for every prescription.

Counselor Signature:	Date:

For more information about REVLIMID and the REVLIMID REMS™ program, please visit www.CelgeneRiskManagement.com, or call the Celgene Customer Care Center at 1-888-423-5436.

Celgene Corporation

86 Morris Ave

Summit, NJ 07901

REVLIMID is only available under a restricted distribution program, REVLIMID REMS™.

Please see full Prescribing Information, including Boxed WARNINGS, CONTRAINDICATIONS, WARNINGS AND PRECAUTIONS, and ADVERSE REACTIONS, enclosed.

REVLIMID® is a registered trademark of Celgene Corporation. REVLIMID REMSTM is a trademark of Celgene Corporation.

©2013 Celgene Corporation	1/13	REMS-REV12112

4 of 4

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 2.3

SAMPLE INVENTORY REPORT

Inventory Reporting Template     For Revlimid & Pomalyst

Date of Count must always be the last day of the 2nd month in the calendar quarter — Feb 15, May 15, Aug 15, Nov 15.

A physical inventory count will be conducted by Pharmacy every (6) months.

Physical inventory reports will be sent to Celgene within five (5) days of the Date of Count prior to June 30 and December 31.

Lot Number field is optional.

Revlimid & Pomalyst

Pharmacy DEA	Pharmacy NABP	Pharmacy Name	Pharmacy Address	Pharmacy City	Pharmacy State	Pharmacy Zip	NDC#	Lot Number	Product Name	Strength	Unit of Measure	Units per pack	Capsules/Vials on hand at close of business	Date of Count
BD1234567	1112223	Main Street Phamarcy	1 Main St	New York	NY	10001	59572-405-00	M00122X	Revlimid	5MG	Capsule	100	106	5/31/2011
BD1234567	1112223	First Avenue Pharmacy	1 First Ave	Philadelphia	PA	19113	59572-102-01	01B725	Vidaza	100MG	Vial	1	52	5/31/2011

Celgene contact: Inventory Reporting

Sales Operations

Celgene Corporation

300 Connell Drive

Suite 7000, Room #3-7008C

Berkeley Heights, NJ 07922

salesoperations@celgene.com

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 5.1

DATA REPORTS

The table below outlines the fields, which are required for a report to be considered “complete”.

Celgene Sample File Format — Microsoft Excel.

Field Name	Type	Format
Pharmacy site address	VARCHAR
Pharmacy site city	ALPHA
Pharmacy site state	ALPHA
Pharmacy site zip	NUMERIC
Date Dispensed	DATE	MM/DD/YYYY
Customer ID (specific to this prescriber)	VARCHAR
Prescriber First Name	ALPHA
Prescriber First Name	ALPHA
Prescriber Address ID (if available)	VARCHAR
Prescriber Address	VARCHAR
Prescriber City	ALPHA
Prescriber State	ALPHA
Prescriber Zip	NUMERIC
DEA (prescriber)	VARCHAR
NPI (prescriber)	NUMERIC
NDC	NUMERIC	XXXXX-XXXX-XX
Product	ALPHA
QTY in vials	NUMERIC

Data Reporting Contact:

Sales Operations

Celgene Corporation

300 Connell Drive

Suite 7000, Room #3-7007A

Berkeley Heights, NJ 07922

Phone: 908-219-0423

salesoperations@celgene.com

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 6.1

PERFORMANCE METRICS

Performance Metrics

Time to First Dispense

Range	Payout in
in Days	$ per Rx
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Time to Repeat Dispense

Range	Payout in
in Days	$ per Rx
[*]	[*]
[*]	[*]
[*]	[*]

Subsequent Dispense Count

Disp.	Payout in
Count	$ per RK
[*]	[*]
[*]	[*]
[*]	[*]

Diplomat Specialty Pharmacy — Celgene Schedules

* Information redacted pursuant to a confidential treatment request by Diplomat Pharmacy, Inc. under 5 U.S.C. §552(b)(4) and Rule 406 under the Securities Act of 1933 and submitted separately with the Securities and Exchange Commission.

PERFORMANCE METRICS

Revlimid Specialty Pharmacy Scorecard

Time to First Dispense

Range	Payout in
in Days	$ per Rx
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

Time to Repeat Dispense

Range	Payout in
in Days	$ per Rx
[*]	[*]
[*]	[*]
[*]	[*]

Subsequent Dispense Count

Disp.	Payout in
Count	$ per Rx
[*]	[*]
[*]	[*]
[*]	[*]

Diplomat Specialty Pharmacy — Celgene Schedules

* Information redacted pursuant to a confidential treatment request by Diplomat Pharmacy, Inc. under 5 U.S.C. §552(b)(4) and Rule 406 under the Securities Act of 1933 and submitted separately with the Securities and Exchange Commission.

SCHEDULE 7.1

RETURN GOODS POLICY

Return Goods Policy

Unless otherwise required by law, return of Celgene products will be handled in accordance with this Return Policy effective July 1, 2013.

Return Authorization Requests

1.                     ALL returns require prior authorization from Celgene Corporation by calling

•                                1-888-423-5436 for All Celgene products

2.                     The customer must provide the following information for the products being returned in order to be considered for authorization:

•                                Contact name

•                                NABP number or DEA number

•                                Lot number and quantity of each item to be returned

•                                Reason for return

•                                Advise if the product has been previously dispensed to a patient (for Risk Managed Products)

3.                      Celgene Corporation reserves the right to deny credit for product returned without the accompanying return authorization documentation, or any product returned that falls outside of the guidelines stated in this policy

4.                      All products should be returned within five (5) business days of receiving authorization from Celgene Corporation

Products Eligible for Credit

•                       Products returned in ORIGINAL, UNOPENED, INTACT, FULL trade cartons, blister packs, bottles or vials may be returned for credit unless otherwise stated in the “Not Eligible for Credit” section below

•                       Products that are recalled or damaged during original shipment from Celgene are eligible for credit only if the customer reports any damages to the product within ten (10) business days of receipt of product shipment

•                       Products that are shipped in error by Celgene are eligible for credit only if the customer reports any errors or discrepancies in the order within ten (10) business days of receipt of product shipment

•                       All authorized products must be received within 3 months prior to expiration or up to 6 months after expiration date of the product to be eligible for credit

•                Handling fees apply

•                           20% for products returned prior to 3 months expiration date

•                           5% for products returned within 3 months prior expiration date or up to 6 months after expiration date

•                       Celgene (NDC # 59572), Pharmion (NDC # 67211) and Gloucester (NDC # 46026) Abraxis (NDC # 68817) trade dress product

Products NOT Eligible for Credit

•                       Product for professional sample, professional package, free goods, or with similar markings or special label

•                       Merchandise obtained other than through a Celgene authorized distributor of record or Celgene Corporation directly.

•                       Product that has been used or dispensed to a patient

•                       Product obtained illegally or that has been diverted or resold by an account pursuant to a special price

•                       Product where the lot number or expiration date is missing, covered or unreadable

•                       When the intent of the customer is to temporarily reduce inventory

•                       Products involved in a bankruptcy sale or proceeding

Celgene Corporation 86 Morris Avenue Summit, NJ 07901 phone (888)423-5436 fax (888)432-9325

1

Diplomat Specialty Pharmacy — Celgene Schedules

•             Product destroyed by the customer or a third party without prior written authorization from Celgene

•             Product not manufactured by or on behalf of Celgene for distribution in the United States

•             Expired product received by Celgene more than 6 (six) months past its expiration date

•             Partial blister packs, bottles or vials

•             Opened or unsealed commercial packages

Products NOT Eligible for Credit (continued)

•             Products damaged by insurable catastrophes such as fire, smoke, acts of terrorism, flood, etc.

•             Products sold, purchased or distributed contrary to federal, state or local law

•             Product that is sold, purchased or distributed contrary to Celgene’s REMS programs

•             BMS/Dupont trade dress product (NDC # 00056)

Terms of Return Policy

1.                   Credit for returned product will be determined by the return receipt date and upon review and inspection for compliance with all aspects of Celgene’s Product Return Policy.

2.                   A handling fee will be assessed on the original gross purchase price of the product as follows:

a)             20% on in-date product returns, prior to 3 months before expiration unless otherwise agreed.

b)             5% on product returns up to 3 months before expiration and up to 6 months past expiration

*This fee does not apply to any product recalled, shipped damaged or shipped in error by Celgene or that which is ineligible for credit

3.                   Returns made in accordance with this policy will be credited, to the direct purchaser from Celgene, for the actual net price paid after any applicable handling fees, discounts, allowances or adjustments (including but not limited to, prompt payment discounts, government discounts, chargebacks or rebates)

4.                   Deductions from payables may not be taken until the credit memo is issued by Celgene Corporation. Unauthorized deductions from payables for returns may result in held orders

5.                   Credits will be processed through the account directly invoiced by Celgene Corporation. Customers who have been invoiced through a wholesaler or distributor should seek return credit from such wholesaler or distributor

6.                   No credit will be given for destroyed merchandise. A Returned Goods Authorization Form must accompany all returned product

7.                   Celgene Corporation reserves the right to destroy, without recourse, any returned product not eligible for credit

Shipping Information and Return Goods Addresses

1.                   All Authorized returns must be sent to:

Celgene Product Returns

7339 Industrial Road

Allentown, PA 18106

2.                   Shipping charges are the responsibility of the customer, unless the return is of products shipped in error by Celgene Corporation

3.                   Shipping labels will be provided when a pharmacy is returning product on behalf of a patient (returned product is ineligible for credit)

4.                   The return authorization number must be referenced on the shipping label to be considered as valid proof of delivery

Celgene reserves the right to destroy, without notification, credit, exchange or return to the customer, any merchandise that does not conform to the policy.

Celgene reserves the right to modify this policy in its discretion without advance notice.

Celgene Corporation 86 Morris Avenue Summit, NJ 07901 phone (888)423-5436 fax (888)432-9325

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 8.1

ADVERSE DRUG REACTION REPORTING

ADVERSE DRUG EXPERIENCES THAT ARE SUSPECTED TO BE ASSOCIATED WITH THE USE OF POMALYST® OR REVLIMID®, ANY SUSPECTED PREGNANCY OCCURRING DURING THE TREATMENT WITH POMALYST OR REVLIMID®, AND ALL CASES OF SPECIAL SITUATIONS MUST BE REPORTED TO CELGENE WITHIN 24 HOURS. ANY REPORTS OF PREGNANCY EXPOSURE MUST BE REPORTED IMMEDIATELY.

Reporting to Celgene

Fill out Adverse Drug Reaction (ADR) Report Form as completely as possible (be sure to include reporter’s name on each page), then:

•             Fax: 1-908-673-9115

•             E-mail: drugsafety@celgene.com

•             Toll Free: 1-800-640-7854 (Global Drug Safety & Risk Management) 24 hours a day/7 days a week OR 1-888-423-5436 (Customer Care Center)

If the report is of a possible exposure of a PREGNANT WOMAN, CALL Celgene Drug Safety IMMEDIATELY then follow-up with the ADR report form.

Reporting Procedures: Essential Information

•             Reporter information

•             Full Name/Title

•             Address & Phone #

•             Patient information (Sufficient information to enable Celgene to correspond with the treating physician)

•             Initials

•             Date of Birth, Age, Gender

•             Adverse Drug Reaction (ADR) including causality assessment

•             As complete a description as possible –Provide diagnosis and/or symptoms

Diplomat Specialty Pharmacy — Celgene Schedules

•             Key details —date started, date resolved and outcome

•             Hospitalization or drug discontinued …. Ask why?

•             Drug

•             Did patient receive drug?

•             If so, dose, frequency, dates of therapy, indication

•             Lot # and expiration date

•             Physician’s full name, address, phone number

Definitions: Cases of Special Situations

Market Authorization Holder (MAH) is responsible to report “Cases of Special Situations” which may include, but not be limited to*:

•             Outcomes of use of a medicinal product during pregnancy

•             Adverse reactions during breastfeeding

•             Use of product in pediatric or elderly population

•             Reports of lack of efficacy

•             Reports in relation to overdose, abuse and misuse; medication errors or occupational exposure

•             Examples of Special Situations include but are not limited to:

•             ADR in infant following exposure to product from breastfeeding

•             Contamination of starting materials, or during product manufacturing

•             Promotion of opportunist infections due to contamination

•             Drug prescribed to a patient, accidentally taken by their child

•             Patient took expired product or incorrect prescription given whether or not an adverse reaction occurred

*Guideline on Good Pharmacovigilance Practices (GVP) for the European Union

Diplomat Specialty Pharmacy — Celgene Schedules

Celgene

Page 1 of 2

ADVERSE DRUG REACTION REPORT

CASE NO: (for Celgene use only) ______________

For Celgene use only

Date of receipt

|___|___|___|
Day Month Year

Received by: ______________________

(Name and organization – eg CRO, or company representative)

For Studies Enter:

Protocol: ______________

Site Number: ______________

Patient number: ______________

Source ☐ Spontaneous ☐ Comp. Use ☐ LR ☐ Other, Specify________

SUSPECT DRUG

Drug, Formulation, Strength, Route (eg. Capsules, 5mg, oral)	Dose & frequency	Lot/Batch no.	Therapy Start date dd.mmm.yy	Therapy Stop date dd.mmm.yy	Indication for use of drug

ACTION TAKEN, SUSPECT DRUG

☐ None

☐ Dose decreased, specify:______________

☐ Dose increased, specify:______________

☐ Unknown

☐ Permanently discontinued

☐ Temporarily interrupted

☐ Not applicable

PATIENT DATA

Initials:	Date of Birth:	Age:	Weight:	Height:	Gender	
	Day Month Year		☐ lbs ☐ kg	☐ ft ☐ cm	Male:	☐
					Female:	☐

ADVERSE EVENT

Overall diagnosis of the event

Event onset date: |___|___|___| Day Month Year

Event stop date: |___|___|___| Day Month Year

OUTCOME OF ADVERSE EVENT

☐ Recovered

☐ Recovered with sequelae: ______________

☐ Not recovered

☐ Unknown

☐ Death

Date of death: |___|___|___| Day Month Year

Possible cause(s) of Death:

☐ **Related to Celgene product**

☐ **Not related to Celgene product**

☐ **Other cause:**______________________

SERIOUSNESS OF THE EVENT (tick all that apply)

☐ Death

☐ Life-threatening

☐ Hospitalization or prolonged hospitalization

☐ Persistent or significant disability or incapacity

☐ Congenital anomaly/birth defect

☐ Other medically important condition or event

☐ Non-serious

Celgene Corporation
300 Connell Drive, Suite 6000
Berkeley Heights, New Jersey 07922
Telephone (908) 673-9667
Toll Free 1-800-640-7854
Fax: **(908) 673-9115**
Email:**drugsafety@celgene.com**

Version 4.0 Sep 2011

Diplomat Specialty Pharmacy – Celgene Schedules Page 64 of 68

 Page 1 of 2 ADVERSE DRUG REACTION REPORT CASE NO: (For Celgene use only)  For Celgene use only Received by: For Studies Enter: Date of receipt Protocol: (Name and organization – eg CRO, or company Site Number: Day Month Year representative) Patient number: Source Spontaneous Comp. Use Lit  other, Specify SUSPECT DRUG Drug, Formulation, Dose & frequency Lot/Batch no. Therapy start date Therapy Stop date Indication for use of drug Strength, Route  dd.mmm.yy dd.mmm.yy (eg. Capsules, 5mg, oral) ACTION TAKEN, SUSPECT DRUG None Unknown Not applicable Dose decreased, specify: Permanently discontinued Dose increased, specify: Temporarily interrupted PATIENT DATA Initials: Date of Birth: Age: Weight: Height: Gender lbs ft Male: Day Month Year  kg cm Female: ADVERSE EVENT Overall diagnosis of the event Event onset date: Day Month year Event stop date: Day Month year OUTCOME OF ADVERSE EVENT Recovered Recovered with sequelae: Not recovered Unknown Death Date of death: Please provide an assessment of causal relationship of  Day Month Year above reported event and the use of Celgene product: Possible cause(s) of Death: Related to Celgene product Not related to Celgene product If autopsy is performed please forward report. other cause:  Please attach relevant clinical laboratory assessments to confirm the event. SERIOUSNESS OF THE EVENT (tick all that apply) Death Celgene Corporation Life-threatening 300 Connell Drive, Suite 6000 Hospitalization or prolonged hospitalization Berkeley Heights, New Jersey 07922 Persistent or significant disability or incapacity Telephone (908) 673-9667 Congenital anomaly/birth defect Toll Free 1-800-640-7854 Other medically important condition or event Fax: (908) 673-9115 Non-serious Email: drugsafety@celgene.com Version 4.0 Sep 2011 Diplomat Specialty Pharmacy – Celgene Schedules Page 64 of 68

Page 2 of 2

CASE NO:____________

MEDICAL HISTORY

☐ Yes If Yes, please specify. ☐ None ☐ Unknown

OTHER MEDICATION

Drug, Formulation, Strength, Route (eg. Capsules 5mg, oral)	Dose & Frequency	Therapy Start date dd.mmm.yy	Therapy Stop date dd.mmm.yy	Causal relationship 1 = Not related 2 = Related	Indication for use of drug

PRESCRIBER INFORMATION

Name: ________ Country: ________ Fax: ________

Address: ________ Phone: ________

Email: ________

REPORTER

Name: ________ Country: ________ Fax: ________

Address: ________ Phone: ________

Email: ________ **Pharmacy** (if applicable): ________

NOTIFICATION

☐ Initial report ☐ Follow-up report ☐ Final report

Name (PRINT): ________ Title: ________

Signature: ________ Date of AE Awareness: ________

Version 4.0 Sep 2011

Diplomat Specialty Pharmacy – Celgene Schedules Page 65 of 68

Page 2 of 2CASE NO:MEDICAL HISTORY Current or past relevant medical history (Including concurrent illness, allergy, smoking, alcohol abuse) Yes If Yes, please specify.  None Unknown OTHER MEDICATION (Medication taken during the past 3 months prior to the event) Drug, Formulation, Dose & Frequency Therapy Start date Therapy Start date Causal relationship Indication for use of drug Strength, Route dd.mmm.yy dd.mmm.yy 1= Not related (eg. Capsules 5mg, 2 = Related oral)   PRESCRIBER INFORMATION Name: County:  Fax: Address:  Phone: Email: REPORTER Name: Country:  Fax: Address:  Phone: Email: Pharmacy (If applicable): NOTIFICATION Initial repor t  Follow-up report Final report Name (PRINT): Title: Signature: Date of AE Awareness: Version 4.0 Sep 2011 Diplomat Specialty Pharmacy – Celgene Schedules Page 65 of 68

SCHEDULE 8.2

COMPLAINT FORM

To:	Celgene Customer Care Center	Fax:	1-888-432-9325

Specialty Pharmacy Name:
From:		Phone:
Title:

Date of Call:

Complainant Name:		Address:

Home Phone:

Work Phone:

Product		Gender:

Lot Number:		Language:

Expiration Date:

Best Day to Call:		Best Time to Call:

Description of Problem:

Diplomat Specialty Pharmacy — Celgene Schedules

SCHEDULE 10.3

MEDICAID PROGRAM LIST BY STATE

State	Medicaid Provider Yes/No
Alabama	No
Alaska	Yes
Arizona	Yes
Arkansas	No
California	Yes
Colorado	Yes
Connecticut	Yes
Delaware	No
Florida	Yes
Georgia	Yes
Hawaii	Yes
Idaho	Yes
Illinois	Yes
Indiana	Yes
Iowa	Yes
Kansas	Yes
Kentucky	Yes
Lousiana	No
Maine	Yes
Maryland	Yes
Massachusetts	No
Michigan	Yes
Minnesota	Yes
Mississippi	No
Missouri	Yes
Montana	Yes
Nebraska	Yes
Nevada	Yes
New Hampshire	Yes
New Jersey	Yes
New Mexico	Yes
New York	No
North Carolina	No

Diplomat Specialty Pharmacy — Celgene Schedules

North Dakota	No
Ohio	Yes
Oklahoma	Yes
Oregon	Yes
Pennsylvania	Yes
Rhode Island	No
South Carolina	Yes
South Dakota	Yes
Tennessee	Yes
Texas	No
Utah	Yes
Vermont	Yes
Virginia	Yes
Washington	Yes
Washington DC	Yes
West Virginia	No
Wisconsin	Yes
Wyoming	No

Diplomat Specialty Pharmacy — Celgene Schedules